                                  SCHEDULE 14C
                                 (RULE 14c-101)

                            SCHEDULE 14C INFORMATION
        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Check the appropriate box:

[X] Preliminary information statement       [ ]  Confidential, for use of the Commission
                                                  only (as permitted by Rule 14c-5(d)(2))
[ ] Definitive information statement

                              PATRON HOLDINGS, INC.
------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

         Payment of Filing Fee (Check the appropriate box):

         [X] No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and
0-11.

         (1) Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------

         (5) Total fee paid:

------------------------------------------------------------------------------

         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

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         (2) Form, Schedule or Registration Statement No.:

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         (3) Filing Party:

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         (4) Date Filed:

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


                              PATRON HOLDINGS, INC.
                        311 BELLE FORET DRIVE, SUITE 150
                           LAKE BLUFF, ILLINOIS 60044

                              INFORMATION STATEMENT
                                 ACTION TAKEN BY
                         WRITTEN CONSENT OF STOCKHOLDERS

         Notice is hereby given that on October 23, 2002, PATRON HOLDINGS, INC., a Nevada corporation formerly known as Combined Professional Services, Inc. (the "Corporation"), obtained the written consent of the holders of a majority of its outstanding stock as of October 23, 2002, to the following action:

         A change in domicile and reincorporation of the Corporation from the State of Nevada to the State of Delaware by merger (the "Merger") of the Corporation with and into its wholly owned subsidiary, Patron Systems, Inc., a Delaware corporation ("Patron"), which will also result in:

         (a)      the change of the Corporation's name to Patron Systems, Inc.;

         (b) the creation of a classified Board of Directors for the Corporation; and

         (c) the adoption of a Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws.

         Section 78.320 of the Nevada General Corporation Law provides that any action which may be taken at a meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, provided that prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

         On October 23, 2002, by unanimous written consent, the Board of Directors of the Corporation (the "Board") approved the Merger as described in the Agreement and Plan of Merger (the "Plan of Merger"). A consent in writing approving the foregoing was signed by holders of outstanding stock having 19,000,000 votes, which shares represented greater than a majority of the total number of shares outstanding of the Corporation. The Plan of Merger has also been approved by the Corporation as the sole stockholder of Patron and by the directors of Patron, in unanimous written consents of the stockholder and directors, each dated October 23, 2002.

         This Information Statement is being mailed on or about March __, 2003 to stockholders of record as of October 23, 2002, in order to provide such stockholders with information relating to the Merger.

                                      By Order of the Board of Directors

Chicago, Illinois
                                      ----------------------------------
March    , 2003                       Robert E. Yaw II
      ---                             Secretary




--------------------------------------------------------------------------------
                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY
--------------------------------------------------------------------------------


                                 SHARE EXCHANGE;
                                CHANGE IN CONTROL


         On September 27, 2002, the Corporation entered into, and on October 11, 2002, the Corporation consummated the transactions contemplated by, an Amended and Restated Share Exchange Agreement (the "Exchange Agreement") among the Corporation, Patron and the holders of all of the outstanding capital stock of Patron (the "Patron Stockholders"). Pursuant to the Exchange Agreement, the Corporation agreed to issue at closing to each Patron Stockholder, on a one for one basis and in exchange for all of the outstanding shares of capital stock of Patron, an aggregate of 25,400,000 shares of the Corporation's common stock, par value $0.001 per share (the "Common Stock"), and to reserve for issuance 11,000,000 shares of Common Stock pursuant to certain transactions proposed by Patron (the "Share Exchange"). On September 27, 2002, the Board approved, and no stockholder approval was necessary for, the Share Exchange. Upon the closing of the Share Exchange, the Patron Stockholders held approximately 85% of the outstanding capital stock of the Corporation.

         Patron was formed in April 2002 by a group of business leaders to provide comprehensive, end-to-end information security solutions to global corporations and government institutions. Patron plans to focus on two primary areas: trusted security services and next generation integrated security products. The Patron security services group plans to work with organizations to ensure that global enterprises implement information security policies, procedures and products which result in "trusted" information environments. Patron expects to offer information security and vulnerability assessments, certification programs, remediation, implementation, training, monitoring and management services.

         Patron's product group, through the planned acquisition of selected third generation software, intends to provide a range of products which will be recognizable, certifiable, and standards-based to ensure a "trusted" solution for the enterprise. Patron currently has no material assets and no current operations. To date, Patron's principal activities have consisted of the development of its business plan, capital raising, and evaluation and negotiation of potential acquisitions. Patron's business plan contemplates the completion of acquisitions with several leading security services and software product firms in the United States and the United Kingdom.



                      MERGER OF THE CORPORATION INTO PATRON


         The Board believes that it is in the best interests of the Corporation and its stockholders that the Corporation be reincorporated from the State of Nevada to the State of Delaware. The reincorporation will be accomplished by merging the Corporation with and into its wholly owned subsidiary, Patron, pursuant to the terms and conditions set forth in the Plan of Merger to be entered into between the Corporation and Patron, a copy of which is attached to this Information Statement as Exhibit A.

         MECHANICS OF THE MERGER

         The Merger will become effective upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware and Articles of Merger with the Secretary of State of the State of Nevada. At the time of the effectiveness of the Plan of Merger (the "Effective Date"), the following shall occur:

         o The Corporation will merge with and into Patron, with Patron continuing as the surviving corporation.

         o The name of the surviving corporation will be Patron Systems, Inc.

         o The surviving corporation will be domiciled in the State of Delaware and will be governed by the General Corporation Law of Delaware.

         o Each share of common stock of the Corporation outstanding immediately prior to the Effective Date will be automatically converted into one share of common stock of Patron. All the shares of common stock of Patron previously held by the Corporation will be cancelled.

         o The persons serving as officers and directors of Patron will serve in the same capacity for the surviving corporation. The certificate of incorporation governing the surviving corporation will authorize the issuance of 150,000,000 shares of common stock, $0.01 par value per share and 75,000,000 shares of preferred stock, $0.01 par value per share.


         PURPOSE OF THE REINCORPORATION

         Delaware has an established policy of encouraging public companies to establish domicile in that state. Delaware has been a leader in adopting comprehensive, modern and flexible corporate laws, which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Corporation. Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policy with respect to corporate legal issues.

         The Board believes that the overall effect of the Merger will be to enhance the Board's ability to consider all appropriate courses of action with respect to significant transactions, along with more general corporate matters, for the benefit of all stockholders. Moreover, the Board believes that (a) the enhanced certainty with respect to the duties of directors could be an important factor in attracting and retaining quality persons to serve on the board of directors, and (b) a Delaware domicile could result in the Corporation being more attractive to prospective investors.

         CLASSIFIED BOARD OF DIRECTORS

         The Corporation's articles of incorporation and bylaws currently provide that each of the Corporation's directors is elected to serve for a term of one year. Patron's certificate of incorporation, which will govern the surviving corporation after the Merger, provides that commencing with the 2002 annual meeting of stockholders (or at the effective time of a written consent in lieu thereof), the board of directors is to be divided into three classes which shall be as nearly equal in number as possible. The initial term of each class of directors shall expire at the annual meeting of stockholders to be held in the following years: Class I - 2003; Class II - 2004; and Class III - 2005. At each annual meeting of stockholders after the 2002 annual meeting of stockholders, the successors to the class of directors whose term shall then expire shall be identified as being of the same class of directors they succeed and shall be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders. When the number of directors is changed, any newly-created directorships or any decrease in directorships shall be so apportioned among the classes by the board of directors as to make all classes as nearly equal in number as possible; provided, however, that no decrease in the number of directors shall shorten or terminate the term of any incumbent director. Each director shall serve until his successor is elected and qualified.

         A classified board of directors could make it more difficult for stockholders, including those holding a majority of the surviving corporation's outstanding stock, to force an immediate change in the composition of a majority of the board of directors. Since the terms of only one-third of the incumbent directors expire each year, it requires at least two annual elections for the stockholders to change a majority, whereas a majority of a non-classified board of directors may be changed in one year. In the absence of the provisions of Patron's certificate of incorporation classifying the board of directors, all of the directors would be elected each year. The provision for a staggered board of directors affects every election of directors and is not triggered by the occurrence of a particular event such as a hostile takeover. Thus, a staggered board of directors makes it more difficult for stockholders to change the majority of directors even when the reason for the change would be unrelated to a takeover.

CONVERSION OF COMMON STOCK; EXCHANGE OF STOCK CERTIFICATES.

         On the Effective Date, the corporate existence of the Corporation will cease and each share of Common Stock issued and outstanding immediately prior to the Merger will be converted automatically into one share of Patron common stock.

         The Corporation anticipates that its transfer agent will serve as its exchange agent (the "Exchange Agent") to act for holders of Common Stock in implementing the exchange of their certificates.

         As soon as practicable after the Effective Date, stockholders will be notified and requested to surrender their certificates representing shares of Common Stock to the Exchange Agent in exchange for certificates representing Patron common stock. One share of Patron common stock will be issued in exchange for each issued and outstanding share of Common Stock. Unless and until surrendered, each certificate representing Common Stock will be deemed to represent the same number of shares of Patron common stock.

         DO NOT SEND IN ANY OF YOUR STOCK CERTIFICATES REPRESENTING SHARES OF COMMON STOCK UNTIL SUCH TIME AS SURRENDER OF THE COMMON STOCK IS REQUIRED. DELIVERY OF CORPORATION STOCK CERTIFICATES WILL CONSTITUTE DELIVERY FOR TRANSACTIONS IN SHARES OF PATRON COMMON STOCK AFTER THE EFFECTIVE DATE OF THE MERGER. FOLLOWING CONSUMMATION OF THE MERGER, POSITIONS IN SHARES OF THE COMMON STOCK HELD WITH THE DEPOSITORY TRUST COMPANY WILL BE TRANSFERRED AUTOMATICALLY TO POSITIONS IN THE SAME NUMBER OF SHARES OF PATRON COMMON STOCK.

APPROVALS.

         A Certificate of Merger must be filed with the State of Delaware and Articles of Merger must be filed with the state of Nevada to effect the Merger. Except for these filings and certain filings with the Securities and Exchange Commission to recognize Patron as a successor to the Corporation, no federal or state regulatory requirements apply and no governmental approvals are required in connection with the Merger.

ADDRESSES OF THE CORPORATION AND PATRON.

         Following the Merger, the mailing address for Patron, as the surviving corporation will be: 311 Belle Foret Drive, Suite 150, Lake Bluff, Illinois 60044. The phone number for Patron, as the surviving corporation, will be 847-295-7338.

COMPARISON OF RIGHTS UNDER NEVADA AND DELAWARE LAW AND CHARTER AND BYLAWS OF THE CORPORATION AND PATRON.

         The Merger will result in changes to your rights as a stockholder due to differences between Nevada and Delaware corporate laws and differences between the governing documents of Nevada and Delaware corporations. Attached as Exhibits B and C are the Second Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of Patron, which will survive the Merger.

         After the Merger, the former stockholders of the Corporation, a Nevada corporation, will become stockholders of Patron, a Delaware corporation. The rights of Patron stockholders are governed by its certificate of incorporation, its bylaws and the Delaware General Corporation Law (the "DGCL.") The rights of the Corporation's stockholders are governed by its articles of incorporation, its bylaws and the Nevada Revised Statutes (the "NRS"). Upon completion of the Merger, the rights of the Corporation stockholders who become Patron stockholders will be governed by the certificate of incorporation and bylaws of Patron and the DGCL.

         Although Nevada and Delaware corporate laws are substantially the same in many respects, there are some differences between the laws of the two states. It would be impracticable to state all of the differences; however, the following is a summary of certain significant differences between such laws and the differences between the Corporation's existing corporate documents and the Second Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of Patron:

CLASSIFICATION OF COMMON STOCK

         The common stock of Patron is not divided into separate classes or series. The common stock of the Corporation is not divided into separate classes or series.

VOTING

         Each Patron stockholder has the right to one vote for each share of common stock held by the stockholder. Each stockholder of the Corporation has the right to one vote for each share of common stock held by the stockholder.

SPECIAL MEETING OF STOCKHOLDERS

         Under the DGCL, a special meeting of stockholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. The Patron bylaws provide that special meetings of the stockholders may be called only by the chairman of the board, if any, or pursuant to a resolution approved by a majority of the whole board of directors or by a committee of the board of directors authorized to call such meetings and by no other person.

         The NRS is silent as to who may call a special meeting of stockholders. The bylaws of the Corporation provide that special meetings of the stockholders may be called by the president or by the board of directors, and shall be called by the president at the written request of the holders of 10% of the issued and outstanding capital stock of the Corporation.

RECORD DATE FOR DETERMINING STOCKHOLDERS

         The Patron bylaws provide that the board of directors may fix a record date which:

     o in the case of determination of stockholders entitled to notice of or to vote at any meeting of stockholders or adjournment of any meeting, shall not be more than 60 nor less than 10 days before the date of the meeting; and

     o in the case of any other action, shall not be more than 60 days prior to the action.

         The NRS provides that the board of directors may prescribe a period not exceeding 60 days or fix a record date which shall not be more than 60 or less than 10 days prior to the date of any meeting of the stockholders, during which period no transfer of stocks on the books of the corporation may be made because the date as of which stockholders entitled to notice of and to vote at that meeting must be determined.

         The Patron bylaws provide that if the board of directors does not fix a record date in the manner described above, then:

     o the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and

     o the record date for determining stockholders for any other purpose shall be at the close of business on the same day on which the board of directors adopts the related resolution.

         The NRS provides that if the board of directors does not fix a record date in the manner described above, then the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given to the stockholders.

ELECTION OF DIRECTORS

         Subject to the rights of holders of the preferred stock, if any, the holders of Patron common stock elect all members of Patron's board of directors; there is no series vote.

         The holders of the Common Stock elect all members of the Corporation's board of directors; there is no series vote.

NUMBER OF DIRECTORS

         Both the DGCL and the NRS provide that the board of directors must consist of at least one director, with the corporation having the option of specifying a fixed or a variable number of directors within a fixed range. The Patron bylaws provide that the board of directors shall initially consist of three directors. Thereafter, the number of directors may be amended from time to time by resolution adopted by affirmative vote of a majority of the whole board of directors; provided that no such amendment may shorten the term of any incumbent director. The Patron certificate of incorporation provides that the directors, other than those who may be elected by the holders of preferred stock, shall be divided into three classes, as nearly equal in number as possible, and designated as Class I, Class II and Class III. The articles of incorporation and bylaws of the Corporation provide that the board of directors shall consist of no less than one director. Thereafter, the number of directors may be amended from time to time by resolution adopted by affirmative vote of a majority of the whole board of directors.

REMOVAL OF DIRECTORS

         The DGCL provides that for corporations such as Patron which have a classified board of directors, any director or the entire board may be removed, but only with cause, unless the certificate of incorporation provides otherwise. The Patron certificate of incorporation provides that any director may be removed at any time, but only for cause and only by the affirmative vote of the holders of at least 50 percent of the voting power of the then outstanding voting stock, voting together as a single class.

         The NRS provides that any director or one or more of the incumbent directors may be removed from office by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote. The articles of incorporation and bylaws of the Corporation do not specifically provide for the removal of directors.

BOARD OF DIRECTORS VACANCIES

         Under the DGCL, vacancies and newly created directorships may be filled by a majority of the directors then in office, even though less than a quorum, unless (1) otherwise provided in the certificate of incorporation or bylaws of the corporation or (2) the certificate of incorporation directs that a particular class is to elect the director, in which case any other directors elected by the class, or a sole remaining director, may fill the vacancy. The Patron certificate of incorporation states that subject to the rights of the holders of any preferred stock to fill any newly created directorships or vacancies, any vacancy may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

         The NRS provides that all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation. The bylaws of the Corporation further provide that vacancies on the board of directors may be filled by the stockholders at any regular or special meeting, or at any adjourned meeting thereof. In the alternative, a majority of the remaining members of the board of directors may elect a successor to hold office for the unexpired portion of the term of the director whose place has become vacant and until his successor shall have been elected and qualify.

SPECIAL MEETINGS OF THE BOARD OF DIRECTORS

         The Patron bylaws provide that special meetings may be called by the chairman of the board, if any, the president, the secretary, or by any member of the board of directors. The bylaws require that notice of the meeting be given by the person or persons calling the meeting at least twenty-four hours before the special meeting is to take place.

         The bylaws of the Corporation provide that the president or secretary may call a special meeting of the board of directors. The bylaws require that at least three days notice be given by mail or by telegraph.

BOARD ACTION - GENERALLY

         The Patron certificate of incorporation provides that the board of directors may lawfully take into account the long-term as well as short-term interests of the corporation and its stockholders, as well as the interests of creditors, customers, employees and other constituencies of the corporation and its subsidiaries. The Patron certificate of incorporation also provides that a majority of the whole board of directors shall constitute a quorum for the transaction of business. Board action requires the vote of a majority of the directors present at a meeting at which a quorum is present. The Patron bylaws further state that a director who directly or indirectly is a party to a contract or transaction with the corporation may be counted in determining whether a quorum is present at a board meeting, and such director may participate in the meeting and vote on such authorization to the extent permitted by applicable law, including Section 144 of the DGCL.

         The bylaws of the Corporation provide that any and all business may be transacted by any meeting of the board of directors. The NRS provides that the act of directors holding a majority of the voting power of the directors, present at a meeting at which a quorum is present, is the act of the board of directors. Any action required or permitted to be taken at a meeting of the board of directors may be taken without a meeting if, before or after the action, a written consent to that action is signed by all the members of the board.

BOARD ACTION - TRANSACTIONS WITH RELATED PARTIES

         The Patron certificate of incorporation and bylaws do not contain any provisions regarding transactions with related parties. The articles of incorporation and bylaws of the Corporation do not contain any provisions regarding transactions with related parties.

PREFERRED STOCK

         The Patron certificate of incorporation authorizes the board of directors to issue up to 75,000,000 shares of preferred stock in one or more series and to fix the designations, preferences, powers and rights of the shares to be included in each series. The articles of incorporation of the Corporation do not authorize the issuance of any preferred stock.

         The Patron certificate of incorporation provides that, except to the extent otherwise provided in a preferred stock designation, the holders of shares of the series shall have no voting rights or right to receive notice of any meeting of stockholders at which they are not entitled to vote.

INDEMNIFICATION

         The Patron certificate of incorporation provides that its directors and officers shall be indemnified by the corporation in accordance with and pursuant to the bylaws. The bylaws provide that the corporation will also indemnify those serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture or similar enterprise. The Patron certificate of incorporation also provides that Patron may, by action of its board of directors, indemnify employees and other persons to the same extent as directors and officers.

         Neither the articles of incorporation nor the bylaws of the Corporation provide indemnification for its directors and officers.

         Patron is not permitted to indemnify its officers or directors if the expenses, liability and losses incurred are the result of the individual's intentional misconduct, fraud or knowing violations of the law. The certificate of incorporation of Patron also prevents indemnification for the payment of dividends in violation of Section 174 of the DGCL.

         Both the DGCL and NRS provide that a corporation shall indemnify the expenses incurred by any director, officer, employee or agent that has been successful on the merits or otherwise in defense of any action, suit or proceeding. The DGCL and NRS further provide that indemnification may be made by a corporation upon a determination that indemnification of a former or present director, officer, employee or agent is proper because that person acted in good faith and in a manner the person believed to be in or not opposed to the best interest of the corporation. Under the DGCL, this determination must be made by:

     o   a majority vote of disinterested directors, even if less than a quorum;

     o a committee of disinterested directors designated by a majority vote of the disinterested directors, even if less than a quorum;

     o independent legal counsel in a legal opinion if there are no disinterested directors; or

     o   the stockholders.

         Under the NRS, this determination must be made by:

     o   the stockholders;

     o the board of directors by a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;

     o by independent legal counsel in a written opinion of a majority vote if a quorum consisting of directors who were not parties to the action, suit or proceeding so orders; or

     o by independent legal counsel in a written opinion if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained.

LIMITATION ON LIABILITY

         The DGCL permits corporations to adopt a provision in their certificate of incorporation eliminating the liability of a director to the corporation or its stockholders for monetary damages for breach of the director's fiduciary duty of care. With certain exceptions, the NRS permits corporations to adopt similar provisions in their articles of incorporation eliminating the liability of a director to the corporation or its stockholders for monetary damages for breach of the director's fiduciary duty. The Patron certificate of incorporation provides that a director of Patron shall not be liable to Patron or any of its stockholders for monetary damages for breach of fiduciary duty as a director. The articles of incorporation of the Corporation contain a similar provision limiting the prospective liability of directors.

DIVIDENDS/DISTRIBUTIONS

         Subject to any restrictions contained in a corporation's certificate of incorporation, the DGCL generally provides that a corporation may declare and pay dividends out of surplus, defined as net assets minus stated capital, or, when no surplus exists, out of net profits for the fiscal year in which the dividend is declared or for the preceding fiscal year. Dividends may not be paid out of net profits if the capital of the corporation is less than the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. The Patron certificate of incorporation contains no restrictions on the declaration or payment of dividends.

         The NRS provides that no distribution to stockholders may be made if the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. A distribution to stockholders under the NRS may be in the form of a declaration or payment of a dividend, a purchase, redemption or other acquisition of shares, a distribution of indebtedness or otherwise. The NRS provides that in declaring and paying distributions, a director is fully protected in relying in good faith upon the books of account of the corporation or statements prepared by any of its officials as to the value and amount of the assets, liabilities or net profits of the corporation, or any other facts pertinent to the existence and amount of money from which distributions may properly be declared.

         Neither the articles of incorporation nor the bylaws of the Corporation contain any provisions with regard to distributions.

LIQUIDATION

         Under the DGCL, a dissolution must be consented to in writing by stockholders holding 100% of the total voting power or the dissolution must be initiated by the board of directors and approved by the holders of a majority of the outstanding voting shares of the corporation. Under the NRS, unless otherwise provided in the corporation's articles of incorporation, stockholders holding a majority of the total voting power may authorize a corporation's dissolution.

         Neither the certificate or articles of incorporation nor the bylaws of either Patron or the Corporation contain provisions regarding liquidation.

AMENDMENT OF CERTIFICATE OR ARTICLES OF INCORPORATION

         Under both the DGCL and the NRS, unless the certificate or articles of incorporation or bylaws provide otherwise, amendments to the certificate or articles of incorporation generally require the approval of the holders of a majority of the outstanding shares entitled to vote. The DGCL provides that if any amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares or would adversely affect the shares of such class or series, a majority of the outstanding shares of that class or series would have to approve the amendment. The NRS provides that if any proposed amendment, including a proposed increase or decrease in the number of authorized shares, would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then a majority of the outstanding shares of the affected class or series would have to approve the amendment.

AMENDMENT OF BYLAWS

         The DGCL provides that the stockholders entitled to vote shall have the power to adopt, amend or repeal the bylaws of a corporation. The
Patron bylaws provide that the board of directors or stockholders holding not less than 66 2/3% of the total voting power of the then outstanding capital stock of Patron entitled to vote thereon may adopt, amend or repeal the bylaws.

         The bylaws of the Corporation provide that amendments and changes to the bylaws may be made at any regular or special meeting of the Board of Directors by a vote of not less than all of the entire Board, or may be made by a vote of, or a consent in writing signed by the holders of 51% of the issued and outstanding capital stock.

STOCKHOLDER VOTING WITH RESPECT TO MERGERS

Both the NRS and the DGCL generally require that a majority of the stockholders of the merging corporations approve statutory mergers. The DGCL does not require a stockholder vote of the surviving corporation in a merger, unless the corporation provides otherwise in its certificate of incorporation, if:

     o the merger agreement does not amend the existing certificate of incorporation;

     o each share of the corporation outstanding before the merger is an identical outstanding or treasury share of the surviving corporation after the merger; and

     o the number of shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares of the corporation outstanding immediately prior to the merger.

         The NRS provides that the vote of the stockholders of a surviving corporation on a plan of merger is not required if:

     o the articles of incorporation of the surviving corporation will not differ from the articles before the merger;

     o each stockholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger;

     o the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued as a result of the merger or the exercise of rights and warrants issued as a result of the merger, will not exceed by more than 20% the total number of voting shares of the surviving corporation outstanding immediately prior to the merger; and

     o the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued as a result of the merger or the exercise of rights and warrants issued as a result of the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately prior to the merger.

         The DGCL generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation which adversely affects a specific class of shares. The NRS provides that separate voting by class is required (1) on a plan of merger if the plan contains a provision that, if contained in the proposed amendment to the articles of incorporation, would entitle particular stockholders to vote as a class on the proposed amendment or (2) on a plan of exchange by each class or series of shares included in the exchange, with each class or series constituting a separate voting class.

APPRAISAL AND DISSENTERS' RIGHTS

         Under both the NRS and the DGCL, a stockholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal or dissenters' rights under which such stockholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

Under the DGCL, appraisal rights are not available:

     o with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation;

     o with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if the stockholders receive only shares of the surviving corporation or shares of any other corporation which are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares; or

     o to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger.

         The NRS provides that dissenters' rights are not available with respect to a merger or exchange by a corporation the shares of which are listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders unless the articles of incorporation of the corporation issuing the shares provides otherwise or the holders of the class or series are required under the plan of merger or exchange to accept for the shares anything other than cash or owner's interests of the surviving entity or any other entity which was either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders.

STOCKHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS

         Sections 78.411 to 78.444 of the NRS prohibit a Nevada corporation from engaging in certain "combinations" with any "interested stockholders." With certain exceptions, an interested stockholder is a person or group who or which owns 10% or more of the corporation's outstanding voting stock, including any rights to acquire stock under an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only, or is an affiliate or associate of the corporation and was the owner of 10% or more of the corporation's voting stock at any time within the previous three years. For purposes of Sections 78.411 to 78.444, the term "combination" is defined broadly to include:

     o mergers or consolidations with the interested stockholder or any other corporation which is, or after the merger or consolidation would be, an affiliate or associate of the interested stockholder;

     o sales or other dispositions to the interested stockholder, or any affiliate or associate of the interested stockholder, of assets of the corporation or a subsidiary equal to:

                  o 5% or more of the aggregate market value of the corporation's consolidated assets or its outstanding stock; or

                  o 10% or more of the corporation's consolidated earning power or net income;

     o the issuance or transfer by the corporation or a subsidiary of stock of the corporation or the subsidiary having an aggregate market value equal to 5% or more of the aggregate outstanding stock of the corporation to the interested stockholder, except for the exercise of warrants or rights to purchase shares offered, or a dividend or distribution paid or made, pro rata to all stockholders of the corporation;

     o the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by, or under agreement with, the interested stockholder or any affiliate or associate of the interested stockholder;

     o a reclassification, recapitalization, merger, consolidation or other similar transaction, whether or not with, proposed by or under agreement with the interested stockholder, which has the effect of increasing the proportionate share of the outstanding shares of any class or series of the corporation's outstanding stock owned by the interested stockholder or any affiliate or associate of the interested stockholder, except for immaterial changes because of adjustments of fractional shares; or

     o receipt by the interested stockholder, except proportionately as a stockholder, directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

         Sections 78.411 to 78.444 prohibit combinations with an interested stockholder for three years from the date of the interested stockholder's acquisition of the shares of the corporation unless prior to the date on which the person becomes an interested stockholder, the board of directors approves the combination or the transaction which resulted in the person becoming an interested stockholder.

         Furthermore, sections 78.411 to 78.444 prohibit combinations with an interested stockholder after the expiration of the three-year moratorium unless:

     o the holders of stock representing a majority of the outstanding voting power of the corporation not beneficially owned by the interested stockholder proposing the combination, or any affiliate or associate of the interested stockholder, approves the combination at a meeting called for that purpose no earlier than three years after the interested stockholder's date of acquiring the shares; or

     o the aggregate amount of cash and the market value, as of the date of the consummation of the combination, of the consideration other than cash to be received per share by all of the holders of common stock not beneficially owned by the interested stockholder is at least equal to the higher of:

                  o the highest price per share paid by the interested stockholder, at a time when he was the beneficial owner of 5% or more of the outstanding voting stock of the corporation, for any common shares of the same class or series acquired by him within three years immediately before the date of the announcement with respect to the combination or within three years immediately before the transaction in which he became an interested stockholder, whichever is higher, plus compounded interest; or

                  o the market value per share of common stock on the date of the announcement with respect to the combination or the interested stockholder's date of acquiring shares, whichever is higher, plus compounded interest; and

     o the aggregate amount of cash and the market value, as of the date of the consummation of the combination, of the consideration other than cash to be received per share by all of the holders of shares other than common stock not beneficially owned by the interested stockholder is at least equal to the higher of:

                  o the highest price per share paid by the interested stockholder, at a time when he was the beneficial owner of 5% or more of the outstanding voting stock of the corporation, for any common shares of the same class or series acquired by him within three years immediately before the date of the announcement with respect to the combination or within three years immediately before the transaction in which he became an interested stockholder, whichever is higher, plus compounded interest;

                  o the highest preferential amount per share to which the holders of shares of the class or series of shares are entitled in the event of any voluntary liquidation, dissolution or winding up of the corporation, plus the aggregate amount of any dividends declared or due to which the holders are entitled before payment on another class or series of shares; or

                  o the market value per share of the class or series of stock on the date of the announcement with respect to the combination or the interested stockholder's date of acquiring shares, whichever is higher, plus compounded interest.

         Although Nevada corporations may elect to opt out of sections 78.411 to
78.444 of the NRS by amending their articles of incorporation, such amendment would not be effective until 18 months after the stockholder vote approving it. The Corporation has not made such an election and is therefore subject to these provisions.

         Sections 78.378 and 78.379 of the NRS further regulate tender offers and business combinations involving Nevada corporations by providing that any acquisition by a person, either directly or indirectly, of ownership of, or the power to direct the voting of 20% or more of the outstanding voting securities ("Control Shares") of a corporation is an "Acquisition of a Controlling Interest." Before the Control Shares may be voted, such an acquisition must be approved by the holders of a majority of the voting power of the corporation, excluding those shares as to which any interested stockholder exercises voting rights, or, if the acquisition will result in any change of a preference or any relative or other right given to any class or series of outstanding shares, then it must be approved by the holders of a majority of each class or series affected, excluding those shares as to which any interested stockholder exercises voting rights. A special meeting of stockholders must be held by the corporation to approve an Acquisition of a Controlling Interest within 50 days after a request for such meeting is submitted by the person seeking to acquire control. If the Control Shares are accorded full voting rights and the acquiring person has acquired Control Shares with a majority or more of the voting power of the corporation, all stockholders who have not voted in favor of granting full voting rights to the Control Shares have dissenters' rights. The NRS further provides that a corporation may opt out of the Acquisition of a Controlling Interest protections by expressly specifying in its articles of incorporation or bylaws that these provisions do not apply (which provision must be in effect on the tenth day following the acquisition). The Corporation has not amended its bylaws to provide that the foregoing protections do not apply to it.

         Section 203 of the DGCL prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that the person becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or group who or which owns 15% or more of the corporation's outstanding voting stock, including any rights to acquire stock under an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only, or is an affiliate or associate of the corporation and was the owner of 15% or more of the corporation's voting stock at any time within the previous three years. For purposes of Section 203, the term "business combination" is defined broadly to include:

     o   mergers with or caused by the interested stockholder;

     o sales or other dispositions to the interested stockholder, except proportionately with the corporation's other stockholders, of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of the corporation's consolidated assets or its outstanding stock;

     o the issuance or transfer by the corporation or a subsidiary of stock of the corporation or the subsidiary to the interested stockholder, except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or the subsidiary's stock; or

     o receipt by the interested stockholder, except proportionately as a stockholder, directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

The three-year moratorium imposed on business combinations by Section 203 does not apply if:

     o prior to the date on which the person becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder;

     o the interested stockholder owns 85% of the corporation's voting stock upon consummation of the transaction which made him an interested stockholder, excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans which do not permit employees to decide confidentially whether to accept a tender or exchange offer; or

     o on or after the date the person becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by 66 2/3% of the voting stock not owned by the interested stockholder.

         Section 203 only applies to Delaware corporations which have a class of voting stock that is listed on a national securities exchange, are quoted on an interdealer quotation system such as The Nasdaq National Market or are held of record by more than 2,000 stockholders. A Delaware corporation may elect not to be governed by Section 203 by a provision in its original certificate of incorporation or an amendment to the certificate or to the bylaws, which amendment must be approved by majority stockholder vote and may not be further amended by the board of directors. The certificate of incorporation of Patron does not contain any provision evidencing an election not to be governed by
Section 203. However, Patron could choose to amend its certificate of incorporation or bylaws in the future and elect not to be governed by Section 203.

INSPECTION OF STOCKHOLDERS' LIST

         The DGCL allows any stockholder to inspect the stockholders' list for a purpose reasonably related to that person's interest as a stockholder, upon written demand under oath stating the purpose of the request. The NRS allows any person who has been a stockholder for at least six months or who holds an aggregate of 5% or more of the corporation's shares to inspect the stockholders' list. The Patron bylaws allow any stockholder to inspect the stockholder list at least 10 days prior to the annual meeting of stockholders. Neither the articles of incorporation nor the bylaws of the Corporation contain provisions regarding the inspection of the stockholders' list.

VOTE REQUIRED - ADOPTION OF PLAN OF MERGER.

         On October 23, 2002, the outstanding voting securities of the Corporation were 29,888,888 shares of Common Stock, par value $0.001 per share. Each share of Common Stock held of record counted as one vote. A majority, or 14,944,445 votes, were required to adopt the Plan of Merger. 19,000,000 votes, representing approximately 63.5% of the issued and outstanding Common Stock, signed the consent of stockholders approving the Merger.

RIGHTS OF DISSENTING STOCKHOLDERS.

         Any Corporation stockholder is entitled to be paid the fair value of its shares in accordance with Section 92A.300 to 92A.500 of the NRS if the stockholder dissents to the Merger. A brief summary of the provisions of NRS Sections 92A.300 to 92A.500 is set forth below and the complete text of such provisions is set forth in Exhibit D.

         Because the Merger will be approved by the required vote of the Corporation's stockholders effective twenty days from the mailing of this Information Statement, each holder of shares of Common Stock who asserts dissenters' rights and who follows the procedures set forth in Chapter 92A of NRS, will be entitled to have his or her shares of Common Stock purchased by Patron for cash at their fair market value. The fair market value of shares of Common Stock will be determined as of the day before the first announcement of the terms of the Merger, excluding any appreciation or depreciation in consequence of the Merger.

         A holder who wishes to exercise dissenters' rights must:

         1. deliver to the Corporation written demand for payment of fair value for his shares of Common Stock (see Form of "Dissenter's Demand for Payment" attached hereto as Exhibit E);

         2. have acquired beneficial ownership of the shares prior to October 23, 2002, the date that the Merger was first announced publicly; and

         3. deposit his or her stock certificates with the Corporation at 311 Belle Foret Drive, Suite 150, Lake Bluff, Illinois 60044,
                  Attention: Corporate Secretary.

         The written demand must be received by the Corporation, ON OR BEFORE 10:00 A.M. CENTRAL STANDARD TIME ON __________, 2003. Any stockholder who does not follow the foregoing is not entitled to payment for his or her shares under the NRS.

         Within 30 days after receipt of a demand for payment, Patron shall pay each dissenter who complied with the requirements set forth in the dissenter's notice the amount it estimates to be the fair value of the stockholder's shares, plus accrued interest (computed from the effective date of the action until the date of payment). Payment must be accompanied by the Corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any, along with a statement of the Corporation's estimate of the fair value of the shares, an explanation how the interest was calculated, a statement of the dissenter's rights to demand payment under NRS Section 92A.480 and a copy of NRS Sections 92A.300 through 92A.500.

         Pursuant to NRS Section 92A.470, the Corporation may withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set in the dissenter's notice. If the Corporation withholds payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The offer shall contain a statement of its estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters' rights pursuant to NRS
Section 92A.480.

         A dissenter may notify the Corporation in writing of his estimate of the fair value of the shares and the amount of interest due and demand payment of his estimate, less any payment made pursuant to NRS Section 92A.460, or reject the offer made pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due. A dissenter waives his right to demand payment unless he makes his demand in writing within 30 days after the Corporation has made or offered payment for his shares.

         If any demand for payment remains unsettled, the Corporation shall commence a proceeding within 60 days of the dissenter's demand with the district court in the County of Clark, State of Nevada (location of registered office), petitioning the court to determine the fair value of the shares and accrued interest. All dissenters whose demands remain unsettled, whether or not residents of Nevada, shall be made parties to the court action and shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law. If the Corporation does not so petition the court within this 60-day period, it shall pay all unsettled demands. Each dissenter who is party to the proceeding is entitled to a judgment:

     o for the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the Corporation; or

     o for the fair value, plus accrued interest, of his after-acquired shares for which the Corporation elected to withhold payment pursuant to NRS
         Section 92A.470. The court shall assess costs pursuant to NRS Section 92A.500.

         The foregoing summary does not purport to provide comprehensive statements of the procedures to be followed by a dissenting stockholder who seeks payment of the fair value of his shares of Common Stock. The NRS establishes the procedures to be followed and failure to do so may result in the loss of all dissenters' rights. Accordingly, each stockholder who might desire to exercise dissenters' rights should carefully consider and comply with the provisions of these sections, the full text of which is set out in Exhibit D to this Information Statement and consult his or her legal advisor.

         THE CORPORATION HAS RESERVED THE RIGHT TO ABANDON THE MERGER IF IT DECIDES THAT THE NUMBER OF STOCKHOLDERS EXERCISING DISSENTERS' RIGHTS EXCEEDS AN AMOUNT IT DEEMS ACCEPTABLE IN ITS SOLE AND ABSOLUTE DISCRETION.

         Communications with respect to dissenters' rights should be addressed to the Corporation at 311 Belle Foret Drive, Suite 150, Lake Bluff, Illinois 60044, attention: Corporate Secretary.

         Upon filing a demand for payment a dissenting stockholder will cease to have any of the rights of a stockholder except the right to be paid the fair value of his Common Stock pursuant to the NRS. Stockholders holding shares not represented by certificates will not be permitted to transfer their shares after a demand for payment is filed. If a stockholder loses his dissenters' rights, either by withdrawal of his demand, abandonment of the Merger by the Corporation or otherwise, he will not have the right to receive a cash payment for his Common Stock and will be reinstated to all of his rights as a stockholder as they existed at the time of the filing of his demand.

         THE PROVISIONS OF NRS SECTIONS 92A.300 TO 92A.500 ARE TECHNICAL AND COMPLEX. ANY STOCKHOLDER WHO DESIRES TO EXERCISE RIGHTS TO DISSENT SHOULD CONSULT LEGAL COUNSEL, BECAUSE FAILURE TO COMPLY STRICTLY WITH SUCH PROVISIONS MAY LEAD TO A LOSS OF DISSENTERS' RIGHTS.

FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

         The Corporation and Patron intend and believe that, for federal income tax purposes:

o the Merger will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended;

o no gain or loss will be recognized by Corporation stockholders upon the exchange of Common Stock for Patron common stock in the Merger;

o a stockholders' aggregate tax basis in Patron common stock after the Merger will be the same as such holder's aggregate tax basis in the shares of the Common Stock immediately prior to the Merger; and

o no gain or loss will be recognized by the Corporation or Patron as a consequence of the Merger.

         Neither the Corporation nor Patron has requested or intends to request a ruling from the Internal Revenue Service or an opinion of counsel regarding any tax consequences of the Merger.

         THE DISCUSSION SET FORTH ABOVE CONCERNING CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. ALL STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO ANY FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES APPLICABLE TO THEM WHICH COULD RESULT FROM THE MERGER.

                  --------------------------------------------

                               BOARD OF DIRECTORS
                                 AND MANAGEMENT

                   -------------------------------------------

         In connection with the Merger, the directors of Patron will become the directors of the Corporation. The Board and the management of the Corporation after the Effective Time will be as follows:

PATRICK J. ALLIN - CLASS III DIRECTOR, CHIEF EXECUTIVE OFFICER, AGE 51

Until December of 2001, Mr. Allin was Co-Chairman and CEO of Encore Development, a high end technology consultancy, where in a period of eighteen months he profitably grew the company over three hundred percent from $8 to $30 million. From 1996 to 2000, Mr. Allin was a Senior Consulting Partner at Price Waterhouse (subsequently PricewaterhouseCoopers), where he was responsible for several large practice areas, including the North American strategy practice, which he grew from $156 to $350 million in twenty-four months. Post merger with Coopers & Lybrand, Mr. Allin had COO and P&L responsibility for the merged $6 billion global consulting practice. Throughout his tenure at PW/PWC Mr. Allin built and managed their largest client relationship, from zero revenues to a $125 million annual relationship. Mr. Allin was educated at the University of Toronto.

RICHARD G. BEGGS - CLASS II DIRECTOR, AGE 58

Mr. Beggs serves as Executive Vice President and Chief Administrative Officer for Daiwa Securities America. Prior to joining Daiwa in 1995, Mr. Beggs was the Managing Director and Chief Operating Officer of Kemper Clearing Corporation. He has held several positions at

Security Pacific Bank/Bank of America, including President and CEO of the Treasury Management Corporation, President and COO of Security Pacific Securities Inc. and Managing Director of the Global Securities Services Group. He has also held senior management positions at Donaldson, Lufkin and Jenrette and at Salomon Brothers. Mr. Beggs graduated from Columbia University with a BA in Economics and received an MBA in Finance from Fairleigh Dickinson University.

WARREN K.K. LUKE - CLASS II DIRECTOR, AGE 58

Mr. Luke serves as Chairman and Chief Executive Officer of Hawaii National Bank and its parent, Hawaii National Bancshares, Inc. Mr. Luke, in addition to his many activities in Hawaii and the Pacific, has also been an active member of a number of regional and national institutions. Mr. Luke served three, three-year terms as a director of the Federal Reserve Bank of San Francisco, including a term as chair of its audit committee. He has served as a member of the Board of Governors of the American Red Cross and the United Way of America and currently serves as a member of the Asia Pacific Advisory Committee for the Harvard Business School. A graduate of Babson College and the Harvard Graduate School of Business, Mr. Luke's banking career spans over thirty years. His numerous leadership positions in business and community affairs include: various assignments with the American Bankers Association, chairman of the Pacific and Asian Affairs Council, and directorships for the following organizations: the Hawaii Chapter of the American Red Cross, the Chinese Chamber of Commerce of Hawaii, the Hawaii Community Reinvestment Corporation, the Honolulu Academy of Arts, the Land Use Research Foundation of Hawaii, Aloha Airlines, and membership on the advisory council for the Korea Economic Institute of America in Washington D.C.

ROBERT E. YAW II - CLASS I DIRECTOR, AGE 56

Mr. Yaw has been a founding principal shareholder and director of private companies, including principal equity partnerships with Prudential Insurance Company and New York Life Insurance Company. Prior thereto, Mr. Yaw founded Salomon Brothers' Global Telecommunications Group. Mr. Yaw led Salomon Brothers' creation of mortgage securitization. He was Chairman of that firm's New Products Group and Director of Private Placements. Prior to founding the Telecommunication Group, Mr. Yaw served on the staffs of Citigroup, the United States Senate Republican Policy Committee, the United States Senate Foreign Relations Committee, and the Presidential Commission on the Causes and Prevention of Violent Crime. Mr. Yaw received his undergraduate education at Bowdoin College and Clare College (Cambridge University), and his graduate legal education at Georgetown University and the University of London.

MARIE MEISENBACH GRAUL - CHIEF FINANCIAL OFFICER, SECRETARY AND TREASURER, AGE
47

Prior to her employment with Patron, Ms. Graul was Senior Vice President and Chief Financial Officer of NTE, Inc., a supply chain software company. From 1997 to 1999, Ms. Graul was the Vice President of Finance and CFO of Bernard Technologies, Inc. From 1989 through 1997, she served as CFO and Treasurer for Schwak, Inc., an international imaging technology company. Ms. Graul also worked as a Vice President for J&W Seligman & Co., a Wall Street money management firm from 1987 through 1989. Ms. Graul has an MBA from the University of Oklahoma and a BA from Michigan State University.

BRETT NEWBOLD - CHIEF TECHNOLOGY OFFICER, PRESIDENT, TECHNOLOGY PRODUCTS GROUP, AGE 50

Since 1999, Mr. Newbold has served as an executive consultant to Kleiner Perkins Caufield & Byers and various software companies. Until 1999, Mr. Newbold was President and Chief Operating Officer of OpenText Corporation (NASDAQ:OTEX) where he was instrumental in tripling both revenue and increasing market capitalization from $210 to $630 million during his two year tenure. Prior thereto, Mr. Newbold served for eight years as Vice President of Research and Development for Oracle Corporation where he had senior responsibility for the selection and development of new technologies, reporting directly to its Chairman, Mr. Ellison. Mr. Newbold was educated at the University of Washington. He speaks fluent French and Spanish and possesses a working knowledge of German, Italian, and Japanese.

RICHARD L. LINTING - PRESIDENT, SECURITY SERVICES GROUP, AGE 57

Mr. Linting has an extensive track record building consultancies, including being the Lead Technology Partner and an Executive Committee Member at Accenture, and building the consulting practices at Computer Sciences Corporation and Digital Equipment Corporation. Most recently, as President of Carreker Corporation (NASDAQ:CANI), a financial services-focused professional services and products company, Mr. Linting increased revenue eight fold in three years, successfully took the company public, and increased market value from $20 million to over $1 billion. Mr. Linting was educated at the University of Notre Dame and the University of Chicago.

The Board, effective as of the Effective Date, will create as committees of the Board, a Compensation Committee, Audit Committee and Corporate Governance Committee. It is intended that Mr. Beggs will serve as Chairman of the Compensation Committee and Mr. Luke will serve as Chairman of the Corporate Governance Committee. The Corporation intends, post-Merger, to expand the size of the Board, and as additional Board members are appointed, additional independent directors are likely to join the committees.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of Common Stock as of October 23, 2002, by (i) each person (or group of affiliated persons) who is known by the Corporation to beneficially own more than 5% of the outstanding shares of its Common Stock, (ii) each director and executive officer of the Corporation, and (iii) all executive officers and directors of the Corporation as a group. As of October 23, 2002, there were 29,888,888 shares of Common Stock outstanding. Except as otherwise indicated, the beneficial owners listed in the table have sole voting and investment power with respect to the shares.

                                                     AMOUNT AND NATURE
                                                     OF BENEFICIAL               PERCENT OF
CERTAIN BENEFICIAL OWNERS                            OWNERSHIP                   CLASS

Name and Address of Beneficial Owner

Thomas Prousalis, P.L.L.C                                1,500,000               5.02%(1)
1919 Pennsylvania Avenue, N.W., Suite 200
Washington, D.C. 20006


DIRECTORS AND EXECUTIVE OFFICERS

Jeff Spanier (former Director and President)               600,844               2.01%(2)
430 Plaza Real
Suite 275
Boca Raton, Florida 33432

Patrick J. Allin, Director and
     Chief Executive Officer                             7,500,000              20.91%(3)
311 Belle Foret Drive, Suite 150
Lake Bluff, Illinois 60044

Warren K. K. Luke, Director                                      0               0.00%
311 Belle Foret Drive, Suite 150
Lake Bluff, Illinois 60044

Richard G. Beggs, Director                                       0               0.00%
311 Belle Foret Drive, Suite 150
Lake Bluff, Illinois 60044

Robert E. Yaw II, Director                               7,750,000              25.93%(4)
311 Belle Foret Drive, Suite 150
Lake Bluff, Illinois 60044

Marie Meisenbach Graul, Chief Financial Officer
     and Treasurer                                               0               0.00%
311 Belle Foret Drive, Suite 150
Lake Bluff, Illinois 60044


----------

(1) Based on information contained in a Schedule 13D, dated October 18, 2002.

(2) Based on information contained in the Exchange Agreement.

(3) Based on information contained in a Schedule 13D, dated October 18, 2002, 6,250,000 shares are directly owned by Mr. Allin, with 1,250,000 shares indirectly beneficially owned by him.

(4) Based on information contained in a Schedule 13D, dated October 19, 2002, 1,000,000 shares are directly owned by Mr. Yaw, with 6,750,000 shares indirectly beneficially owned by him.


                                                     AMOUNT AND NATURE
                                                     OF BENEFICIAL               PERCENT OF
CERTAIN BENEFICIAL OWNERS                            OWNERSHIP                   CLASS

Brett Newbold, Chief Technology Officer,
     President, Technology Products Group             5,000,000                   16.73%(5)
311 Belle Foret Drive, Suite 150
Lake Bluff, Illinois 60044

Richard L. Linting, President,
     Security Services Group                          1,500,000                    5.02%(6)
311 Belle Foret Drive, Suite 150
Lake Bluff, Illinois 60044

All directors and executive officers
as a group                                           22,300,844                   74.78%


----------

(5) Based on information contained in a Schedule 13D, dated October 18, 2002, 2,400,000 shares are directly owned by Mr. Newbold, with 2,600,000 indirectly beneficially owned by him.

(6) Based on information contained in a Schedule 13D, dated October 18, 2002, 1,350,000 shares are owned by the Richard L. Linting Trust and 150,000 shares are owned by the Richard L. Linting GST Trust, with all such shares indirectly beneficially owned by Mr. Linting.

                       COMPENSATION OF EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

         The following table sets forth a summary, for the years ended December 31, 2001 and 2002, of the compensation of the Corporation's President for 2001 and through July 18, 2002, and its President from July 18, 2002 through October 11, 2002 and its newly elected Chief Executive Officer. The table also summarizes compensation for two executive officers of the Corporation serving as executive officers beginning on October 11, 2002 and one beginning on December 6, 2002. The six individuals identified in the Summary Compensation Table are referred to as the "named executive officers" throughout this Information Statement.

                           SUMMARY COMPENSATION TABLE

                                              ANNUAL COMPENSATION                     LONG-TERM COMPENSATION
                                      ------------------------------------  ----------------------------------------
                                                                                     AWARDS                  PAYOUTS
                                                                            --------------------------     ---------
                                                                            Restricted    Securities
                                       Salary       Bonus     Other annual    Stock      underlying                     All other
                                         ($)         ($)      compensation   Award(s)   Options / SARs      LTIP       compensation
Name and Principal Position    Year      (1)         (1)          ($)          ($)           (#)            Payouts          ($)
---------------------------    ----   ---------   ---------   ------------  ----------   -------------     ---------   ------------
Marc Baker .................   2002           0           0              0           0              0              0              0
    Sole Director and          2001           0           0              0           0              0              0              0
    President (2)

Jeffrey Spanier ............   2002           0           0              0           0              0              0              0
    Sole Director and
    President (3)

Patrick J. Allin ...........   2002     270,000           0              0           0              0              0              0
    Chief Executive
    Officer (4)

Marie Meisenbach Graul .....   2002      20,833           0              0           0        400,000(6)           0              0
     Chief Financial Officer
     and Treasurer(5)

Brett Newbold ..............   2002     175,000           0              0           0              0              0              0
    CTO, President -
    Technology Products (7)

Richard L. Linting .........   2002     175,000           0              0           0      1,000,000(9)           0              0
    President - Security
    Services (8)

(1) Amounts shown include cash compensation earned or to be earned by the named executive officers for the nine-month period from April 2002 (when Patron was formed) through December 2002, including amounts deferred at the election of those officers. Bonuses are paid in April of the year following the year during which they are earned.

(2) On February 27, 2001, the Corporation issued Mr. Baker 2,300,000 shares of Common Stock. Mr. Baker tendered no consideration for the shares, but rather the Board felt that such issuance was necessary to entice him to join the Corporation based on his extensive experience with mergers and acquisitions. Mr. Baker became the Corporation's sole director and officer. During his tenure with the Corporation, Mr. Baker was issued an additional 2,200,000 shares of Common Stock. On July 18, 2002, Mr. Baker resigned from his positions with the Corporation and returned all 4,500,000 shares of Common Stock that he had received.

(3) On July 18, 2002, Mr. Spanier was elected as a director and as President of the Corporation. Mr. Spanier was issued 4,000,000 shares of Common Stock at this time. Pursuant to the Exchange Agreement, and Mr. Spanier's employment agreement with the Corporation, Mr. Spanier returned the 4,000,000 shares to the Corporation in conjunction with his resignation as President of the Corporation. These shares were subsequently cancelled.

(4) Mr. Allin became the Corporation's Chief Executive Officer on October 11, 2002.

(5) Ms. Graul became the Corporation's Chief Financial Officer and Treasurer on December 6, 2002.

(6) Ms. Graul received, as of December 6, 2002, an option to purchase 400,000 shares of Common Stock at a per share exercise price of $2.05. Such option grant represents 20% of the options granted to Patron employees prior to the date hereof and such grant terminates on December 6, 2012.

(7) Mr. Newbold became the Corporation's Chief Technology Officer and President, Technology Products Group on October 11, 2002.

(8) Mr. Linting became the Corporation's President, Security Services Group on October 11, 2002.

(9) Mr. Linting received, as of May 1, 2002, an option to purchase 1,000,000 shares of the common stock of Patron at a per share exercise price of $0.01. Such option grant represents 62.5% of the options granted to Patron employees prior to the date hereof and such grant terminates on May 1, 2012. As part of the Merger, Mr. Linting's options shall become exercisable for the shares of the surviving corporation.

                          OPTION GRANTS IN FISCAL 2002


                                   NUMBER OF
                                   SECURITIES
                                   UNDERLYING       % OF TOTAL                                       GRANT DATE
                                    OPTIONS       OPTIONS GRANTED     EXERCISE      EXPIRATION         PRESENT
             NAME                   GRANTED        TO EMPLOYEES         PRICE           DATE          VALUE (2)
             ----                  ----------     ---------------     --------      ----------       ----------

Marc Baker..................           0                --                --              --

Jeffrey Spanier.............           0                --                --              --

Patrick J. Allin............           0                --                --              --

Marie Meisenbach Graul......       400,000 (1)          20%            $2.05         12/6/12          [$_______]

Brett Newbold...............           0                --                --              --

Richard L. Linting..........     1,000,000 (1)        62.5%            $0.01          5/1/12           $    0    (3)

         (1) The stock options granted to Mr. Linting are options to purchase 1,000,000 shares of the common stock of Patron, while the stock options granted to Ms. Graul are options to purchase 400,000 shares of the common stock of the Corporation.

         (2) The Black-Scholes option pricing model was chosen to estimate the Grant Date Present Value of the options set forth in this table. The Corporation's use of this model should not be construed as an endorsement of its accuracy of valuing options. All stock option valuation models, including the Black-Scholes model, require a prediction about the future movement of the stock price. The real value of the options in this table depends upon the actual performance of the Corporation's common stock during the applicable period.

         (3) The exercise price of such options was equal to fair market value at the date of grant.

DIRECTOR COMPENSATION

         During the 2001 and 2002 fiscal years, the Corporation's Directors did not receive compensation for their services. The non-employee members of the Corporation's Board in 2003 will receive (a) an initial option to purchase 200,000 shares of Common Stock, (b) subsequent annual grants currently estimated to be 30,000 shares of common stock, (c) an annual fee of either $30,000 or a grant of restricted stock in an amount equal to $45,000 and (d) reasonable fees and expenses associated with Board participation.

                         EXECUTIVE EMPLOYMENT AGREEMENTS

         As of October 2, 2002, Patrick J. Allin and Patron entered into an employment agreement in connection with Mr. Allin's employment for a three year term commencing on October 1, 2002, as the Chairman of the Board of Directors and Chief Executive Officer of Patron.

Mr. Allin will receive a minimum annual base salary of $360,000 for the first year of the employment term, $420,000 for the second year of the employment term and $480,000 for the third year of the employment term. Mr. Allin is eligible to receive (i) an annual bonus of 50-100% of his annual base salary if certain financial performance measures are attained and (ii) such discretionary bonuses as may be authorized by the Compensation Committee from time to time for executive employees. Mr. Allin also is eligible to participate in stock option and other employee benefit plans of Patron that may be in effect from time to time.

         If Mr. Allin's employment is terminated as a result of his death, Patron will pay to Mr. Allin's estate his accrued but unpaid base salary, his accrued but unused vacation and a pro rata annual bonus. If Mr. Allin's employment is terminated because of his incapacity, Patron will pay to Mr. Allin for not fewer than three years an annual disability benefit equal to 60% of the sum of his base salary and annual bonus, reduced by amounts payable to Mr. Allin under Patron's disability insurance policy. If Mr. Allin's employment is terminated by Patron for Cause (as defined in the employment agreement) or by Mr. Allin without Good Reason (as defined in the employment agreement), Patron will pay to Mr. Allin his accrued but unpaid base salary. If Mr. Allin's employment is terminated by Patron without Cause or by Mr. Allin for Good Reason, Patron will pay to Mr. Allin his accrued but unpaid base salary, a pro rata annual bonus and all other accrued but unpaid amounts to which Mr. Allin is entitled (including any pro rata performance incentive bonus and all accrued but unused vacation). In addition, if in connection with such a termination Mr. Allin signs a release of all claims against Patron, Patron will (i) pay to Mr. Allin the maximum bonus that could have been paid to Mr. Allin under any performance incentive bonus plan then in effect; (ii) for three years pay to Mr. Allin his base salary plus an additional 10%, and an amount equal to the annual bonus Mr. Allin received for the year prior to the year of the termination and
(iii) continue to provide Mr. Allin with health insurance coverage for the remainder of the three year employment term and continue in effect for Mr. Allin's benefit any directors' and officers' liability insurance covering his period of employment. In the event that the three year employment term expires without renewal, Patron will pay to Mr. Allin his accrued but unpaid base salary, a pro rata annual bonus and all other accrued but unpaid amounts to which Mr. Allin is entitled (including any pro rata performance incentive bonus and all accrued but unused vacation). In addition, if in connection with such expiration Mr. Allin signs a release of all claims against Patron, Patron will
(i) pay to Mr. Allin the maximum bonus that could have been paid to Mr. Allin under any performance incentive bonus plan then in effect; (ii) for two years pay to Mr. Allin his base salary plus an additional 10%, and an amount equal to the annual bonus Mr. Allin received for the year prior to the year in which the agreement expires and (iii) continue in effect for Mr. Allin's benefit any directors' and officers' liability insurance covering his period of employment.

         Mr. Allin agrees not to compete with Patron or solicit certain of Patron's employees or clients for a period of two years after the termination of his employment (three years in the event that Mr. Allin is receiving payments and benefits due to the termination of his employment without Cause or for Good Reason). If any termination payments under the agreement or other amounts payable to Mr. Allin are subject to the "golden parachute" excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended, Patron will provide Mr. Allin with a gross-up payment in an amount sufficient to offset the effects of such excise tax.

         As of October 2, 2002, Brett Newbold and Patron entered into an employment agreement in connection with Mr. Newbold's employment for a three year term commencing on October 1, 2002, as the President of the Technology Products Group of Patron. The terms of Mr. Newbold's employment agreement are substantially similar to those described above for Mr. Allin except that Mr. Newbold will receive a minimum annual base salary of $300,000 for the first year of the employment term, $350,000 for the second year of the employment term and $400,000 for the third year of the employment term.

         As of October 2, 2002, Richard L. Linting and Patron entered into an employment agreement in connection with Mr. Linting's employment for a three year term commencing on October 1, 2002, as the President of the Securities Services Group of Patron. The terms of Mr. Linting's employment agreement are substantially similar to those described above for Mr. Allin except that Mr. Linting will receive a minimum annual base salary of $300,000 for the first year of the employment term, $350,000 for the second year of the employment term and $400,000 for the third year of the employment term. As of May 1, 2002, Patron granted to Mr. Linting a non-qualified option to purchase 1,000,000 shares of its common stock, $.01 par value, with an exercise price equal to $.01 per share. The option vests quarterly over three years, commencing on the date of grant, in approximately equal installments, subject generally to Mr. Linting's continued employment by Patron. The option expires on May 1, 2012. If Mr. Linting's employment is terminated because of his death or incapacity, by Patron without Cause (as defined in the employment agreement) or by Mr. Linting for Good Reason (as defined in the employment agreement), the option will become fully vested and thereafter may be exercised until the earlier of the third annual anniversary of the date Mr. Linting's employment terminates and the option's expiration date. If Mr. Linting's employment is terminated by Patron for Cause, the option automatically will terminate. If Mr. Linting's employment is terminated by Mr. Linting without Good Reason, the option will be exercisable only to the extent then vested and thereafter may be exercised until the earlier of the three month anniversary of the date Mr. Linting's employment terminates and the option's expiration date. In the event that Mr. Linting's three year employment term expires without renewal, the option will be exercisable only to the extent then vested and thereafter may be exercised until the earlier of the third annual anniversary of the date the term expires and the option's expiration date.

         As of December 6, 2002, Marie Meisenbach Graul and Patron entered into an employment agreement in connection with Ms. Graul's employment for a three year term commencing on December 6, 2002, as the Senior Vice President, Chief Financial Officer and Treasurer of Patron. The terms of Ms. Graul's employment agreement are substantially similar to those described above for Mr. Allin except that (i) Ms. Graul will receive a minimum annual base salary of $250,000 during the employment term and (ii) Ms. Graul is eligible to receive an annual bonus of up to 50% of her annual base salary if certain financial performance measures are attained. As of December 6, 2002, Patron granted to Ms. Graul a non-qualified option to purchase 400,000 shares of its common stock, $.01 par value, with an exercise price equal to $2.05 per share. The option vests quarterly over three years, commencing on the date of grant, in approximately equal installments, subject generally to Ms. Graul's continued employment by Patron. The option expires on December 6, 2012. If Ms. Graul's employment is terminated because of her death or incapacity, by Patron without Cause (as defined in the employment agreement) or by Ms. Graul for Good Reason (as defined in the employment agreement), the option will become fully vested and thereafter may be exercised until the earlier of the third annual anniversary of the date Ms. Graul's employment terminates and the option's expiration date. If Ms. Graul's employment is terminated by Patron for Cause, the option automatically will terminate. If Ms. Graul's employment is terminated by Ms. Graul without Good Reason, the option will be exercisable only to the extent then vested and thereafter may be exercised until the earlier of the three month anniversary of the date Ms. Graul's employment terminates and the option's expiration date. In the event that Ms. Graul's three year employment term expires without renewal, the option will be exercisable only to the extent then vested and thereafter may be exercised until the earlier of the third annual anniversary of the date the term expires and the option's expiration date.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based upon its review of Forms 3, 4 and 5 submitted to it, the Corporation is aware that (i) Warren K. K. Luke, a Director of the Corporation, filed a Form 3 with respect to his election as Director on February __, 2003,
(ii) Richard G. Beggs, a Director of the Corporation, filed a Form 3 with respect to his election as Director on February ___, 2003, (iii) Marie Meisenbach Graul, an officer of the Corporation, filed a Form 3 with respect to her election as an officer on February __, 2003, (iv) Robert E. Yaw II, a Director and officer of the Corporation, has not timely filed a Form 3, (v) Jeff Spanier, former Director and President of the Corporation, has not timely filed a Form 3 with respect to shares of common stock acquired by him in July 2002 or a Form 4 with respect to the change in his beneficial ownership as a result of the Share Exchange, and (vi) Marc Baker, former Director and President of the Corporation, has not timely filed a Form 4 with respect to the change in his beneficial ownership as a result of his resignation as an officer and director of the Corporation and related share forfeiture.


                      ADDITIONAL AND AVAILABLE INFORMATION

         The Corporation is subject to the informational filing requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC") relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, and at the SEC's regional offices located at 233 Broadway, New York, NY 10279 and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Information regarding the public reference facilities may be obtained form the SEC by telephoning 1-800-SEC-0330. The Corporation's filings are also available to the public on the SEC's internet site (http://www.sec.gov). Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION ON BEHALF OF THE COMPANY OR PATRON NOT CONTAINED HEREIN AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents heretofore filed by the Corporation under the Exchange Act with the SEC are incorporated herein by reference:

(1) The Corporation's Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2002 filed October 4, 2002;

(2)      The Corporation's Current Report on Form 8-K/A filed October 11, 2002;

(3)      The Corporation's Current Report on Form 8-K filed October 23, 2002;

(4)      The Corporation's Current Report on Form 8-K filed October 25, 2002;

(5)      The Corporation's Current Report on Form 8/A-K filed November 6, 2002;

(6)      The Corporation's Current Report on Form 8-K filed November 22, 2002;

(7)      The Corporation's Current Report on Form 8-K filed November 27, 2002;
         and

(8)      The Corporation's Current Report on Form 8/K-A filed December 11, 2002;

(9)      The Corporation's Current Report on Form 8-K filed December 16, 2002;

(10) The Corporation's Quarterly Report on Form 10-QSB/A for the quarterly period ended September 30, 2002 filed December 26, 2002;

(11)     The Corporation's Current Report on Form 8-K filed January 16, 2003;

(12)     The Corporation's Current Report on Form 8-K filed January 16, 2003.

(13)     The Corporation's Current Report on Form 8-K filed January 28, 2003.

         The Corporation will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein). Requests for such copies should be directed to 311 Belle Foret Drive, Suite 150, Lake Bluff, Illinois 60044.

                                  MISCELLANEOUS

         The Corporation requests brokers, custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock and the Corporation will reimburse such holders for their reasonable expenses in connection therewith. Additional copies of this Information Statement may be obtained at no charge from the Corporation's transfer agent.

By Order of the Board of Directors.



                                             ---------------------------
                                             Robert E. Yaw II, Secretary


                                  EXHIBIT LIST


Exhibit A                        Agreement and Plan of Merger between Patron
                                 Holdings, Inc., a Nevada corporation
                                 and Patron Systems, Inc., a Delaware
                                 corporation.

Exhibit B                        Second Amended and Restated Certificate of
                                 Incorporation of Patron Systems, Inc., a
                                 Delaware corporation.

Exhibit C                        Amended and Restated Bylaws of Patron Systems,
                                 Inc., a Delaware corporation.

Exhibit D                        Sections 92A.300 - 92A.500 of Nevada Revised
                                 Statutes.

Exhibit E                        Dissenter's Demand for Payment.

                                                                       EXHIBIT A


                          AGREEMENT AND PLAN OF MERGER

                  This Agreement and Plan of Merger (this "Plan of Merger") is made as of this __ day of _________, 2003, in accordance with Section 92A.180 of the Nevada Revised Statutes and Sections 251 and 252 of the Delaware General Corporation Law, by and among Patron Systems, Inc., a Delaware corporation ("Patron"), and Patron Holdings, Inc., a Nevada corporation formerly known as Combined Professional Services, Inc. (the "Company" and, together with Patron, the "Constituent Corporations").


                              W I T N E S S E T H:

                  WHEREAS, the Boards of Directors and stockholders of the Constituent Corporations have approved and deem desirable the merger (the "Merger") of the Company with and into Patron pursuant to the terms and conditions set forth herein;

                  WHEREAS, for federal income tax purposes, it is intended that the merger of the Company with and into Patron shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended;

                  NOW THEREFORE, the Constituent Corporations agree that the Company will be merged with and into Patron and that the plans, terms and conditions of the Merger shall be as follows:

                  SECTION 1. GENERAL

                  1.1 The Merger. At the Effective Time (as defined in Section
1.7 hereof) of the Merger, the Company shall be merged with and into Patron with Patron surviving such Merger (the "Surviving Corporation").

                  1.2 Name of Surviving Corporation. The name of the Surviving Corporation following effectiveness of the Merger shall be Patron Systems, Inc.

                  1.3 Certificate of Incorporation and Bylaws. (a) Immediately prior to the Effective Time, the Second Amended and Restated Certificate of Incorporation of Patron shall be in the form attached as Exhibit A (the "Certificate of Incorporation"), and such Certificate of Incorporation shall be the Certificate of Incorporation of the Surviving Corporation after the Effective Time unless and until amended in accordance with its terms and as provided by law.

                  (b) Immediately prior to the Effective Time, the Amended and Restated Bylaws of Patron shall be in the form attached as Exhibit B (as so amended and restated, the "Bylaws"), and such Bylaws shall be the Bylaws of the Surviving Corporation after the Effective Time unless and until amended in accordance with their terms and the terms of the Certificate of Incorporation of the Surviving Corporation and as provided by law.

                  1.4 Directors and Officers. The directors and officers of Patron immediately prior to the Effective Time shall be the initial directors and officers of the Surviving Corporation after the Effective Time, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation until their respective successors are duly elected and qualified.

                  1.5 Property and Liabilities of the Company. At the Effective Time, the separate existence of the Company shall cease and the Company shall be merged with and into Patron, the Surviving Corporation. The Surviving Corporation shall, from and after the Effective Time, possess all the rights, privileges, powers and franchises of whatsoever nature and description, of a public as well as of a private nature, and be subject to all the restrictions, disabilities and duties of the Company; all rights, privileges, powers and franchises of the Company, and all property, real, personal and mixed, of, and debts due to, the Company on whatever account, including stock subscriptions and all other things belonging to the Company shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all other interests of the Company shall be thereafter as effectually the property of the Surviving Corporation as they were of the Company, and the title to and any real estate vested by deed or otherwise in the Company shall not revert or be in any way impaired by reason of the Merger. All rights of creditors and all liens upon the property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it. Any claim existing or action or proceeding, whether civil, criminal or administrative, pending by or against the Company may be prosecuted to judgment or decree as if the Merger had not taken place, or the Surviving Corporation may be substituted in such action or proceeding.

                  1.6 Further Assurances. Each Constituent Corporation agrees that at any time, or from time to time, as and when requested by the Surviving Corporation, or by its successors and assigns, such Constituent Corporation will execute and deliver, or cause to be executed and delivered in its name by its last acting officers, or by the corresponding officers of the Surviving Corporation, all such conveyances, assignments, transfers, deeds or other instruments, and will take or cause to be taken such further or other action as the Surviving Corporation, its successors or assigns may deem necessary or desirable in order to evidence the transfer, vesting or devolution of any property, right, privilege or franchise or to vest or perfect in or confirm to the Surviving Corporation, its successors and assigns, title to and possession of all the property, rights, privileges, powers, franchises and interests referred to in this Section 1 and otherwise to carry out the intent and purposes hereof.

                  1.7 Effective Time. This Plan of Merger shall become effective in accordance with and at the time of the filing of the Articles of Merger with the Secretary of State of the State of Nevada and the filing of a Certificate of Merger with the Secretary of the State of Delaware (the "Effective Time").

        SECTION 2. CONVERSION OF SHARES; DETERMINATION OF PURCHASE PRICE

                  As of the Effective Time, by virtue of the Merger and without any action on the part of any stockholder of Patron or the Company:

                  2.1 Patron Common Stock. The issued and outstanding shares of common stock, par value $.01 per share, of Patron (the "Patron Stock") shall be cancelled and retired; and

                  2.2 Company Common Stock. (a) Each share of common stock, par value $0.001 per share, of the Company (the "Company Stock") issued and outstanding immediately prior to the Effective Time shall be converted into and become one (1) fully paid and nonassessable share of common stock, par value $.01 per share, of the Surviving Corporation (the "Surviving Corporation Stock").

                  (b) All shares of the Company Stock, when so converted as provided in Section 2.2(a), shall no longer be outstanding and shall automatically be canceled and retired and each holder of a certificate theretofore representing any such shares shall cease to have any rights with respect thereto, except the right to receive, upon the surrender of such certificate in accordance with Section 3, those shares of Surviving Corporation Stock issuable in respect of the conversion of such shares of the Company Stock.

                  (c) Notwithstanding anything to the contrary in this Plan of Merger, each stockholder of the Company, by virtue of such stockholder's execution and delivery of a written consent dated the date hereof approving the Merger and this Plan of Merger, has waived any and all rights that such stockholder might otherwise have to dissent from the Merger and this Plan of Merger and to demand appraisal for such stockholder's shares of the Company Stock.


         SECTION 3. PATRON TO MAKE CERTIFICATES AVAILABLE.

                  3.1 Surrender of the Company Stock. Upon surrender by a holder of certificates representing shares of the Company Stock ("Certificates") held by such holder to the Surviving Corporation, together with properly completed and executed assignments separate from the Certificates, the Surviving Corporation shall promptly deliver to such holder Certificates for the shares of Surviving Corporation Stock that such holder shall be entitled to under Section 2.2(a). Until a holder receives such Certificates, each certificate that, before the Effective Time, represented shares of the Company Stock, shall be deemed from and after the Effective Time, for all corporate purposes, to evidence the number of shares of Surviving Corporation Stock held by such holder as a result of the Merger.

                  SECTION 4. NO FURTHER OWNERSHIP RIGHTS IN PATRON STOCK. All shares of Surviving Corporation Stock issued upon the surrender for exchange of Certificates in accordance with the terms hereof shall be deemed to have been paid or be payable in full satisfaction of all rights of ownership, including voting rights, pertaining to the shares of the Company Stock.

                  SECTION 5. CLOSING OF COMPANY TRANSFER BOOKS. At the Effective Time, the stock transfer books of the Company shall be closed and no transfer of shares of the Company

Stock shall thereafter be made. If, after the Effective Time, Certificates are presented to the Surviving Corporation, they shall be canceled and exchanged as provided in Section 3.

                  SECTION 6. MISCELLANEOUS

                  (a) Counterparts. This Plan of Merger may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall constitute one Plan of Merger.

                                * * * * * * * *

                  IN WITNESS WHEREOF, the Constituent Corporations have caused this Plan of Merger to be signed by their respective officers thereunto duly authorized all as of the date first written above.

                                              PATRON SYSTEMS, INC.,
                                              a Delaware corporation


                                              By:  _____________________________
                                              Name:
                                              Title:


                                              PATRON HOLDINGS, INC.,
                                              a Nevada corporation


                                              By:  _____________________________
                                              Name:
                                              Title:




               Signature Page to the Agreement and Plan of Merger

                                  by and among

                  Patron Systems, Inc., a Delaware corporation

                                       and

                   Patron Holdings, Inc., a Nevada corporation

                                                                       EXHIBIT B
            SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                              PATRON SYSTEMS, INC.

                  PATRON SYSTEMS, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

                  FIRST: The original Certificate of Incorporation of PATRON SYSTEMS, INC. was filed on April 30, 2002 and the Amended and Restated Certificate of Incorporation of PATRON SYSTEMS, INC. was filed on October 10, 2002.

                  SECOND: The Second Amended and Restated Certificate of Incorporation of PATRON SYSTEMS, INC. in the form attached hereto as Exhibit A has been duly adopted in accordance with the provisions of Sections 245 and 242 of the General Corporation Law of the State of Delaware by the directors and stockholders of the Corporation.

                  THIRD: The Second Amended and Restated Certificate of Incorporation so adopted reads in full as set forth in Exhibit A attached hereto and is incorporated herein by this reference.

                  IN WITNESS WHEREOF, PATRON SYSTEMS, INC. has caused this Certificate to be signed by its Chief Executive Officer this 20th day of February, 2003.



                                                PATRON SYSTEMS, INC.




                                                ----------------------------
                                                Name:  Patrick J. Allin
                                                Title:  Chief Executive Officer

                                                                       EXHIBIT A


            SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                              PATRON SYSTEMS, INC.


                                    ARTICLE I

         The name of the corporation (which is hereinafter referred to as the "CORPORATION") is:

                              PATRON SYSTEMS, INC.

                                   ARTICLE II

         The address of the Corporation's registered office in the State of Delaware is The Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle. The name of the Corporation's registered agent at such address is The Corporation Trust Company.

                                   ARTICLE III

         The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized and incorporated under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV

         (A) Authorized Capital Stock. The total number of shares of capital stock which the Corporation shall have authority to issue is 225,000,000, consisting of 150,000,000 shares of common stock, with the par value of $0.01 per share ("COMMON STOCK"), and 75,000,000 shares of preferred stock, with the par value of $0.01 per share ("PREFERRED STOCK").

         (B) Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to create and provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the applicable law of the State of Delaware (hereinafter referred to as a "PREFERRED STOCK DESIGNATION"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

         The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

                  (i) The designation of the series, which may be by distinguishing number, letter or title;

                  (ii) The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

                  (iii) Whether dividends, if any, shall be cumulative or noncumulative and the dividend rate of the series;

                  (iv) The dates at which dividends, if any, shall be payable;

                  (v) The redemption rights and price or prices, if any, for shares of the series;

                  (vi) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

                  (vii) The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

                  (viii) Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible and all other terms and conditions upon which such conversion may be made;

                  (ix) Restrictions on the issuance of shares of the same series or of any other class or series;

                  (x) The voting rights, if any, of the holders of shares of the series; and

                  (xi) Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof as the Board of Directors shall determine.

         (C) Common Stock. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of Common Stock shall be equal to each other share of Common Stock. The holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

         (D) Vote. Except as may be provided in this Certificate of Incorporation or in a Preferred Stock Designation, or as may be required by applicable law, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of shares of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote.

         (E) Record Holders. The Corporation shall be entitled to treat the person in whose name any share of its stock is registered on the stock transfer books of the Corporation as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

                                    ARTICLE V

         The Board of Directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of its stock or other securities or property, rights entitling the holders thereof to purchase from the Corporation shares of stock or other securities of the Corporation or any other corporation. The times at which and the terms upon which such rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence such rights. The authority of the Board of Directors with respect to such rights shall include, but not be limited to, determination of the following:

         (A) The initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights;

         (B) Provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from, any other stock or other securities of the Corporation;

         (C) Provisions which adjust the number or exercise price of such rights or amount or nature of the stock or other securities or property receivable upon exercise of such rights in the event of a combination, split or recapitalization of any stock of the Corporation, a change in ownership of the Corporation's stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Corporation or any stock of the Corporation, and provisions restricting the ability of the Corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Corporation under such rights;

         (D) Provisions which deny the holder of a specified percentage of the outstanding stock or other securities of the Corporation the right to exercise such rights and/or cause the rights held by such holder to become void;

         (E) Provisions which permit the Corporation to redeem or exchange such rights; and

         (F) The appointment of a rights agent with respect to such rights.

                                   ARTICLE VI

         (A) In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized and empowered:

                  (i) to adopt, amend or repeal the Bylaws of the Corporation, provided, however, that the Bylaws may also be altered, amended or repealed by the affirmative vote of the holders of at least 66 2/3 percent of the voting power of the then outstanding Voting Stock (as defined in Article VIII below), voting together as a single class; and

                  (ii) from time to time to determine whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Corporation, or any of them, shall be open to inspection of stockholders; and, except as so determined, or as expressly provided in this Certificate of Incorporation or in any Preferred Stock Designation, no stockholder shall have any right to inspect any account, book or document of the Corporation other than such rights as may be conferred by applicable law.

         (B) In addition to any other considerations which the Board of Directors may lawfully take into account, in determining whether to take or to refrain from taking corporate action on any matter, including proposing any matter to the stockholders of the Corporation, the Board of Directors may take into account the long-term as well as short-term interests of the Corporation and its stockholders (including the possibility that these interests may be best served by the continued independence of the Corporation), and the interests of creditors, customers, employees and other constituencies of the Corporation and its subsidiaries, including the effect upon communities in which the Corporation and its subsidiaries do business.

         (C) The Corporation may in its Bylaws confer powers upon the Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board of Directors by law.

                                   ARTICLE VII

         Effective from and after the date upon which the Corporation shall be subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specific circumstances or to consent to specific actions taken by the Corporation, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing in lieu of a meeting of such stockholders.

                                  ARTICLE VIII

         (A) Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specific circumstances, the number of directors that shall constitute the whole Board of Directors of the Corporation shall be fixed in the manner prescribed in the Bylaws of the Corporation and may be increased or decreased from time to time in such a manner as may be prescribed by the Bylaws.

         (B) Subject to the rights of the holders of any series of Preferred Stock to fill any newly created directorships or vacancies, any vacancy on the Board of Directors that results from an increase in the number of directors or for any other reason may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

         (C) Unless and except to the extent that the Bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

         (D) The directors, other than those who may be elected by the holders of any series of Preferred Stock, shall be divided into three classes, as nearly equal in number as possible, and designated as Class I, Class II and Class III. Class I directors shall be initially elected for a term expiring at the 2003 annual meeting of stockholders, Class II directors shall be initially elected for a term expiring at the 2004 annual meeting of stockholders, and Class III directors shall be initially elected for a term expiring at the 2005 annual meeting of stockholders. Members of each class shall hold office until their successors are duly elected and qualified. At each succeeding annual meeting of the stockholders of the Corporation, the successors of the class of directors whose term expires at that meeting shall be elected by a plurality of the votes of the shares of Voting Stock present in person or represented by proxy at such meeting and entitled to vote on the election of directors and shall hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election, and until their successors are duly elected and qualified, subject to death, resignation or removal from office.

         (E) Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation applicable thereto, and such directors shall not be divided into classes pursuant to this Article VIII unless expressly provided by such terms.

         (F) Subject to the rights of the holders of any series of Preferred Stock, any director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 50 percent of the voting power of the then outstanding Voting Stock, voting together as a single class. For the purposes of this Certificate of Incorporation, "Voting Stock" shall mean the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors.

                                   ARTICLE IX

         No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. Any amendment or repeal of this Article IX by the stockholders shall not adversely affect any right or protection of a director of the Corporation existing hereunder in respect of any act or omission occurring prior to such amendment or repeal.

                                    ARTICLE X

         Each person who is or was or had agreed to become a director or officer of the Corporation, or each person who is or was serving or who had agreed to serve at the request of the Board of Directors or an officer of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators of estate of such person), shall be indemnified by the Corporation in accordance with and pursuant to the Bylaws of the Corporation. The Corporation may provide indemnification to employees and agents of the Corporation to the extent provided by action of the Board of Directors pursuant to the Bylaws. Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person which provide for indemnification greater or different than that provided in this
Article X. Any amendment or repeal of this Article X shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal.

                                   ARTICLE XI

         In furtherance and not in limitation of the powers conferred by law or in this Certificate of Incorporation, the Board of Directors (and any committee of the Board of Directors) is expressly authorized, to the extent permitted by law, to take such action or actions as the Board of Directors or such committee may determine to be reasonably necessary or desirable to (A) encourage any individual, limited partnership, general partnership, corporation or other firm or entity (a "person") to enter into negotiations with the Board of Directors and management of the Corporation with respect to any transaction which may result in a change in control of the Corporation which is proposed or initiated by such person or (B) contest or oppose any such transaction which the Board of Directors or such committee determines to be unfair, abusive or otherwise undesirable with respect to the Corporation and its business, assets or properties or the stockholders of the Corporation, including, without limitation, the adoption of such plans or the issuance of such rights, options, capital stock, notes, debentures or other evidences of indebtedness or other securities of the Corporation, which rights, options, capital stock, notes, debentures or other evidences of indebtedness and other securities (i) may be exchangeable for or convertible into cash or other securities on such terms and conditions as may be determined by the Board of Directors or such committee and
(ii) may provide for the treatment of any holder or class of holders thereof designated by the Board of Directors or any such committee in respect of the terms, conditions, provisions and rights of such securities which is different from, and unequal to, the terms, conditions, provisions and rights applicable to all other holders thereof.

                                   ARTICLE XII

         The Corporation shall have the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, or any Preferred Stock Designation, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed herein or by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article XII; provided, however, that any amendment or repeal of Article IX or Article X of this Certificate of Incorporation shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal; and provided further that no Preferred Stock Designation shall be amended after the issuance of any shares of the series of Preferred Stock created thereby, except in accordance with the terms of such Preferred Stock Designation and the requirements of applicable law.

                                                                       EXHIBIT C





                           AMENDED AND RESTATED BYLAWS

                                       OF

                              PATRON SYSTEMS, INC.

                               TABLE OF CONTENTS



                                                                                                               PAGE
ARTICLE I  Stockholders Meetings..................................................................................1

     Section 1.1  Annual Meetings.................................................................................1
     Section 1.2  Special Meetings................................................................................2
     Section 1.3  Notice of Meetings..............................................................................2
     Section 1.4  Adjournments....................................................................................2
     Section 1.5  Quorum..........................................................................................2
     Section 1.6  Conduct; Remote Communication...................................................................3
     Section 1.7  Voting..........................................................................................3
     Section 1.8  Proxies.........................................................................................4
     Section 1.9  Voting Procedures and Inspectors of Elections...................................................5
     Section 1.10  Fixing Date of Determination of Stockholders of Record.........................................6
     Section 1.11  List of Stockholders Entitled to Vote..........................................................7

ARTICLE II  Board of Directors....................................................................................7

     Section 2.1  Number..........................................................................................7
     Section 2.2  Election; Resignation; Vacancies................................................................7
     Section 2.3  Regular Meetings................................................................................9
     Section 2.4  Special Meetings................................................................................9
     Section 2.5  Organization....................................................................................9
     Section 2.6  Quorum; Vote Required for Action................................................................9
     Section 2.7  Committees......................................................................................9
     Section 2.8  Telephonic Meetings............................................................................10
     Section 2.9  Informal Action by Directors...................................................................10
     Section 2.10  Committee Rules...............................................................................10
     Section 2.11  Reliance upon Records.........................................................................10
     Section 2.12  Interested Directors..........................................................................10
     Section 2.13  Compensation..................................................................................11

ARTICLE III  ....................................................................................................11

     Section 3.1  Executive Officers; Election; Qualification; Term of Office....................................11
     Section 3.2  Resignation; Removal; Vacancies................................................................11
     Section 3.3  Powers and Duties of Executive Officers........................................................11
     Section 3.4  Chief Executive Officer........................................................................12
     Section 3.5  Secretary......................................................................................12

ARTICLE IV  Stock Certificates and Transfers.....................................................................12

     Section 4.1  Certificate....................................................................................12
     Section 4.2  Lost, Stolen or Destroyed Certificates; Issuance of New Certificates...........................12


     Section 4.3  Transfers of Stock.............................................................................13
     Section 4.4  Stockholders of Record.........................................................................13

ARTICLE V  Notices...............................................................................................13

     Section 5.1  Manner of Notice...............................................................................13
     Section 5.2  Dispensation with Notice.......................................................................14
     Section 5.3  Waiver of Notice...............................................................................14

ARTICLE VI  Indemnification......................................................................................15

     Section 6.1  Right to Indemnification.......................................................................15
     Section 6.2  Prepayment of Expenses.........................................................................15
     Section 6.3  Claims.........................................................................................16
     Section 6.4  Non-Exclusivity of Rights......................................................................16
     Section 6.5  Other Indemnification..........................................................................16
     Section 6.6  Amendment or Repeal............................................................................16

ARTICLE VII  General.............................................................................................16

     Section 7.1  Fiscal year....................................................................................16
     Section 7.2  Seal...........................................................................................16
     Section 7.3  Form of Records................................................................................16
     Section 7.4  Definitions....................................................................................17
     Section 7.5  Amendment of Bylaws............................................................................17


                           AMENDED AND RESTATED BYLAWS
                                       OF
                              PATRON SYSTEMS, INC.

                                    ARTICLE I

                              Stockholders Meetings


                  Section 1.1 Annual Meetings.

                  (a) An annual meeting of stockholders shall be held for the election of directors and the transaction of such other business as may properly be brought before the meeting in accordance with these Bylaws at such date, time and place, if any, as may be fixed by resolution of the Board of Directors of the Corporation from time to time. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but shall be held solely by means of remote communication, subject to such guidelines and procedures as the Board of Directors may adopt, as permitted by applicable law. Subject to paragraph (b) of this Section 1.1, any other proper business may be transacted at an annual meeting.

                  (b) Only such business shall be conducted at an annual meeting of stockholders as shall have been properly brought before the meeting. For business to be properly brought before the meeting, it must be: (i) authorized by the Board of Directors and specified in the notice, or a supplemental notice, of the meeting, (ii) otherwise brought before the meeting by or at the direction of the Board of Directors or the chairman of the meeting, or (iii) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given written notice thereof to the Secretary of the Corporation, delivered or mailed to and received at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within 30 days from the anniversary date of the preceding year's annual meeting date, written notice by a stockholder in order to be timely must be received not later than the close of business on the tenth day following the day on which the first public disclosure of the date of the annual meeting was made. Delivery shall be by hand or by certified or registered mail, return receipt requested. In no event shall the public disclosure of an adjournment of an annual meeting commence a new time period for the giving of stockholder's notice as described above. A stockholder's notice to the Secretary shall set forth as to each item of business the stockholder proposes to bring before the meeting: (1) a description of such item and the reasons for conducting such business at the meeting, (2) the name and address, as they appear on the Corporation's records, of the stockholder proposing such business,
(3) a representation that the stockholder is a holder of record of shares of stock of the Corporation entitled to vote with respect to such business and intends to appear in person or by proxy at the meeting to move the consideration of such business, (4) the class and number of shares of stock of the Corporation which are beneficially owned by the stockholder (for purposes of the regulations under Sections 13 and 14 of the Securities Exchange Act of 1934, as amended), and (5) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business. No business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b). The chairman of the meeting at which any business is proposed by a stockholder shall, if the facts warrant, determine and declare to the meeting that such business was not properly brought before the meeting in accordance with the provisions of this paragraph (b), and, in such event, the business not properly before the meeting shall not be transacted.

                  Section 1.2 Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time only by the Chairman of the Board, if any, or pursuant to a resolution approved by a majority of the whole Board of Directors or by a committee of the Board of Directors authorized to call such meetings and by no other person. The Board of Directors may, in its sole discretion, determine that the special meeting shall not be held at any place, but shall be held solely by means of remote communication, subject to such guidelines and procedures as the Board of Directors may adopt, as permitted by applicable law. The business transacted at a special meeting of stockholders shall be limited solely to matters relating to the purpose or purposes stated in the Corporation's notice of meeting.

                  Section 1.3 Notice of Meetings. A written notice of each annual or special meeting of stockholders shall be given stating the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, such notice of meeting shall be given not less than ten nor more than 60 days before the date of the meeting to each stockholder of record entitled to vote at such meeting, personally, by mail or, to the extent and in the manner permitted by applicable law, electronically. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation.

                  Section 1.4 Adjournments. Any annual or special meeting of stockholders may be adjourned from time to time to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the date, time and place, if any, thereof and the means of remote communication, if any, by which stockholders and proxyholders may be deemed present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting in accordance with Section 1.3.

                  Section 1.5 Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the presence in person or by proxy of the holders of stock having a majority of the votes which could be cast by the holders of all outstanding stock entitled to vote at the meeting shall constitute a quorum at each meeting of stockholders. In the absence of a quorum, the stockholders so present may, by the affirmative vote of the holders of stock having a majority of the votes which could be cast by all such holders, adjourn the meeting from time to time in the manner provided in Section 1.4 of these Bylaws until a quorum is present. If a quorum is present when a meeting is convened, the subsequent withdrawal of stockholders, even though less than a quorum remains, shall not affect the ability of the remaining stockholders lawfully to transact business.

                  Section 1.6 Conduct; Remote Communication. (a) Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or if there is none or in his or her absence, by the President, or in his or her absence, by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

                  (a) If authorized by the Board of Directors in accordance with these Bylaws and applicable law, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication, (1) participate in a meeting of stockholders and (2) be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and
(iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

                  Section 1.7 Voting.

                  (a) Except as otherwise provided by the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power on the matter in question.

                  (b) Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors of election unless so required by
Section 1.9 of these Bylaws or so determined by the holders of stock having a majority of the votes which could be cast by the holders of all outstanding stock entitled to vote which are present in person or by proxy at such meeting. Unless otherwise provided in the Certificate of Incorporation, directors shall be elected by a plurality of the votes cast in the election of directors. Each other question shall, unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, be decided by the vote of the holders of stock having a majority of the votes which could be cast by the holders of all stock entitled to vote on such question which are present in person or by proxy at the meeting.

                  (c) Stock of the Corporation standing in the name of another corporation and entitled to vote may be voted by such officer, agent or proxy as the Bylaws or other internal regulations of such other corporation may prescribe or, in the absence of such provision, as the board of directors or comparable body of such other corporation may determine.

                  (d) Stock of the Corporation standing in the name of a deceased person, a minor, an incompetent or a debtor in a case under Title 11, United States Code, and entitled to vote may be voted by an administrator, executor, guardian, conservator, debtor-in-possession or trustee, as the case may be, either in person or by proxy, without transfer of such shares into the name of the official or other person so voting.

                  (e) A stockholder whose voting stock of the Corporation is pledged shall be entitled to vote such stock unless on the transfer records of the Corporation the pledgor has expressly empowered the pledgee to vote such shares, in which case only the pledgee, or such pledgee's proxy, may represent such shares and vote thereon.

                  (f) If voting stock is held of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (i) if only one votes, such act binds all; (ii) if more than one vote, the act of the majority so voting binds all; and (iii) if more than one votes, but the vote is evenly split on any particular matter each faction may vote such stock proportionally, or any person voting the shares, or a beneficiary, if any, may apply to the Court of Chancery of the State of Delaware or such other court as may have jurisdiction to appoint an additional person to act with the persons so voting the stock, which shall then be voted as determined by a majority of such persons and the person appointed by the Court. If the instrument so filed shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of this subsection shall be a majority or even split in interest.

                  (g) Stock of the Corporation belonging to the Corporation, or to another corporation a majority of the shares entitled to vote in the election of directors of which are held by the Corporation, shall not be voted at any meeting of stockholders and shall not be counted in the total number of outstanding shares for the purpose of determining whether a quorum is present. Nothing in this Section 1.7 shall limit the right of the Corporation to vote shares of stock of the Corporation held by it in a fiduciary capacity.

                  Section 1.8 Proxies.

                  (a) Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy filed with the Secretary before or at the time of the meeting. No such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing with the Secretary an instrument in writing revoking the proxy or another duly executed proxy bearing a later date.

                  (b) A stockholder may authorize another person or persons to act for such stockholder as proxy (i) by executing a writing authorizing such person or persons to act as such, which execution may be accomplished by such stockholder or such stockholder's authorized officer, director, partner, employee or agent (or, if the stock is held in a trust or estate, by a trustee, executor or administrator thereof) signing such writing or causing his or her signature to be affixed to such writing by any reasonable means, including, but not limited to, facsimile signature, or (ii) by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission (a "Transmission") to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such Transmission; provided that any such Transmission must either set forth or be submitted with information from which it can be determined that such Transmission was authorized by such stockholder.

                  (c) Any inspector or inspectors appointed pursuant to Section
1.9 of these Bylaws shall examine Transmissions to determine if they are valid. If no inspector or inspectors are so appointed, the Secretary or such other person or persons as shall be appointed from time to time by the Board of Directors shall examine Transmissions to determine if they are valid. If it is determined that a Transmission is valid, the person or persons making that determination shall specify the information upon which such person or persons relied. Any copy, facsimile telecommunication or other reliable reproduction of such a writing or Transmission may be substituted or used in lieu of the original writing or Transmission for any and all purposes for which the original writing or Transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or Transmission.

                  Section 1.9 Voting Procedures and Inspectors of Elections.

                  (a) If the Corporation has a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on an interdealer quotation system of a registered national securities association or
(iii) held of record by more than 2,000 stockholders, the Board of Directors shall, in advance of any meeting of stockholders, appoint one or more inspectors (individually an "Inspector," and collectively the "Inspectors") to act at such meeting and make a written report thereof. The Board of Directors may designate one or more persons as alternate Inspectors to replace any Inspector who shall fail to act. If no Inspector or alternate is able to act at such meeting, the chairman of the meeting shall appoint one or more other persons to act as Inspectors. Each Inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of Inspector with strict impartiality and according to the best of his or her ability.

                  (b) The Inspectors shall (i) ascertain the number of shares of stock of the Corporation outstanding and the voting power of each, (ii) determine the number of shares of stock of the Corporation present in person or by proxy at such meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period of time a record of the disposition of any challenges made to any determination by the Inspectors and (v) certify their determination of the number of such shares present in person or by proxy at such meeting and their count of all votes and ballots. The Inspectors may appoint or retain other persons or entities to assist them in the performance of their duties.

                  (c) The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at such meeting. No ballots, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the Inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by any stockholder shall determine otherwise.

                  (d) In determining the validity and counting of proxies and ballots, the Inspectors shall be limited to an examination of the proxies, any envelopes submitted with such proxies, any information referred to in paragraphs
(b) and (c) of Section 1.8 of these Bylaws, ballots and the regular books and records of the Corporation, except that the Inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by a stockholder of record to cast or more votes than such stockholder holds of record. If the Inspectors consider other reliable information for the limited purpose permitted herein, the Inspectors, at the time they make their certification pursuant to paragraph (b) of this Section 1.9, shall specify the precise information considered by them, including the person or persons from whom such information was obtained, when and the means by which such information was obtained and the basis for the Inspectors' belief that such information is accurate and reliable.

                  Section 1.10 Fixing Date of Determination of Stockholders of Record.

                  (a) In order that the Corporation may determine the stockholders entitled (i) to notice of or to vote at any meeting of stockholders or any adjournment thereof, (ii) to receive payment of any dividend or other distribution or allotment of any rights, (iii) to exercise any rights in respect of any change, conversion or exchange of stock, or (iv) to take, receive or participate in any other action, the Board of Directors may fix a record date, which shall not be earlier than the date upon which the resolution fixing the record date is adopted by the Board of Directors and which (1) in the case of a determination of stockholders entitled to notice of or to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, be not more than 60 nor less than ten days before the date of such meeting; and (2) in the case of any other action, shall be not more than 60 days before such action.

                  (b) If no record date is fixed, (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

                  (c) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, but the Board of Directors may fix a new record date for the adjourned meeting.


                  Section 1.11 List of Stockholders Entitled to Vote. The Secretary shall prepare, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, the list shall be open to the examination of any stockholder during the whole time thereof on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

                                   ARTICLE II

                               Board of Directors


                  Section 2.1 Number. The initial Board of Directors shall consist of three directors. Thereafter, the number of directors may be amended from time to time by resolution adopted by affirmative vote of a majority of the whole Board of Directors; provided that no such amendment may shorten the term of any incumbent director.

                  Section 2.2 Election; Resignation; Vacancies.

                  (a) At each annual meeting at which the term of office of a class of directors expires, the stockholders shall elect directors of such class each to hold office until the annual meeting at which the terms of office of such class of directors expire and the election and qualification of his or her successor, or until his or her earlier death, resignation or removal.

                  (b) Only persons who are nominated in accordance with the procedures set forth in this paragraph (b) shall be eligible for election as directors of the Corporation. Nominations of persons for election to the Board of Directors may be made at a meeting of stockholders by the Board of Directors or by any stockholder of the Corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (b). Any nomination by a stockholder must be made by written notice to the

Secretary delivered or mailed to and received at the principal executive offices of the Corporation: (i) with respect to an election to be held at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within 30 days from the anniversary date of the preceding year's annual meeting date, written notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which public disclosure of the date of the annual meeting was made, and (ii) with respect to an election to be held at a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which the first public disclosure of the date of the special meeting was made. Delivery shall be by hand, or by certified or registered mail, return receipt requested. In no event shall the public announcement of an adjournment of any annual or special meeting commence a new time period for giving of a stockholder notice as described above. A stockholder's notice to the Secretary shall set forth (x) as to each person whom the stockholder proposes to nominate for election or re-election as a director:
(1) the name, age, business address and residence address of such person, (2) the principal occupation or employment of such person, (3) the class and number of shares of stock of the Corporation which are beneficially owned by such person (for the purposes of the regulations under Sections 13 and 14 of the Securities Exchange Act of 1934, as amended), (4) any other information relating to such person that would be required to be disclosed in solicitations of proxies for the election of such person as a director of the Corporation pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, had the nominee been nominated by the Board of Directors, and (5) such person's written consent to being named in any proxy statement as a nominee and to serving as a director if elected; and (y) as to the stockholder giving notice: (1) the name and address, as they appear on the Corporation's records, of such stockholder, (2) the class and number of shares of stock of the Corporation which are beneficially owned by such stockholder (determined as provided in clause (x)(3) above), (3) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote on the election of directors at such meeting and that such stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and (4) a description of all agreements, arrangements or understandings between the stockholder and each nominee of the stockholder and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder. At the request of the Board of Directors any person nominated by the Board of Directors for election as a director shall furnish to the Secretary that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation. The chairman of the meeting at which a stockholder nomination is presented shall, if the facts warrant, determine and declare to the meeting that such nomination was not made in accordance with the procedures prescribed by this paragraph (b), and, in such event, the defective nomination shall be disregarded.

                  (c) Any director may resign at any time by giving written notice to the Chairman of the Board, if any, the President or the Secretary. Unless otherwise stated in a notice of resignation, it shall take effect when received by the officer to whom it is directed, without any need for its acceptance.

                  (d) Any newly created directorship or any vacancy occurring in the Board of Directors for any reason may be filled by a majority of the remaining directors (excluding any director elected by any class or series of preferred stock), although less than a quorum, or by a plurality of the votes cast in the election of directors at a meeting of stockholders. Each director elected to replace a former director shall hold office until the expiration of the term of office of the director whom he or she has replaced and the election and qualification of his or her successor, or until his or her earlier death, resignation or removal. A director elected to fill a newly created directorship shall serve until the annual meeting at which the terms of office of the class of directors to which he or she is assigned expire and the election and qualification of his or her successor, or until his or her earlier death, resignation or removal.

                  Section 2.3 Regular Meetings. Unless otherwise determined by the Board of Directors, a regular annual meeting of the Board of Directors shall be held, without call or notice, immediately after and, if the annual meeting of stockholders is held at a place, at the same place as the annual meeting of stockholders, for the purpose of organizing the Board of Directors, electing officers and transacting any other business that may properly come before such meeting. Additional regular meetings of the Board of Directors may be held without call or notice at such times as shall be fixed by resolution of the Board of Directors.

                  Section 2.4 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, if any, the President, the Secretary or by any member of the Board of Directors. Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four hours before the special meeting. The purpose or purposes of a special meeting need not be stated in the call or notice.

                  Section 2.5 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or if there is none or in his or her absence, by the President, or in his or her absence, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting. A majority of the directors present at a meeting, whether or not they constitute a quorum, may adjourn such meeting to any other date, time or place without notice other than announcement at the meeting.

                  Section 2.6 Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Unless the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

                  Section 2.7 Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members present at any meeting and not disqualified from voting, whether or not a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and provided in these Bylaws or in the resolution of the Board of Directors designating such committee, or an amendment to such resolution, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

                  Section 2.8 Telephonic Meetings. Directors, or any committee of directors designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this
Section 2.8 shall constitute presence in person at such meeting.

                  Section 2.9 Informal Action by Directors. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing (which may be in counterparts) or by electronic transmission, and the written consent or consents or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or such committee. Such filing shall be made in paper form if the minutes of the Corporation are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

                  Section 2.10 Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to this Article II of these Bylaws.

                  Section 2.11 Reliance upon Records. Every director, and every member of any committee of the Board of Directors, shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors, or by any other person as to matters the director or member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, including, but not limited to, such records, information, opinions, reports or statements as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid, or with which the Corporation's capital stock might properly be purchased or redeemed.

                  Section 2.12 Interested Directors. A director who is directly or indirectly a party to a contract or transaction with the Corporation, or is a director or officer of or has a financial interest in any other corporation, partnership, association or other organization which is a party to a contract or transaction with the Corporation, may be counted in determining whether a quorum is present at any meeting of the Board of Directors or a committee thereof at which such contract or transaction is considered or authorized, and such director may participate in such meeting and vote on such authorization to the extent permitted by applicable law, including Section 144 of the General Corporation Law of the State of Delaware.

                  Section 2.13 Compensation. Unless otherwise restricted by the Certificate of Incorporation, the Board of Directors shall have the authority to fix the compensation of directors. The directors shall be paid their reasonable expenses, if any, of attendance at each meeting of the Board of Directors or a committee thereof and may be paid a fixed sum for attendance at each such meeting and an annual retainer or salary for services as a director or committee member. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.


                                   ARTICLE III


                                    Officers


                  Section 3.1 Executive Officers; Election; Qualification; Term of Office. The Board of Directors shall elect a President and may, if it so determines, elect a Chairman of the Board from among its members. The Board of Directors shall also elect a Secretary and may elect one or more Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers. Any number of offices may be held by the same person. Each officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his or her election, and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

                  Section 3.2 Resignation; Removal; Vacancies. Any officer may resign at any time by giving written notice to the Chairman of the Board, if any, the President or the Secretary. Unless otherwise stated in a notice of resignation, it shall take effect when received by the officer to whom it is directed, without any need for its acceptance. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. A vacancy occurring in any office of the Corporation may be filled for the unexpired portion of the term thereof by the Board of Directors at any regular or special meeting.

                  Section 3.3 Powers and Duties of Executive Officers. The officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

                  Section 3.4 Chief Executive Officer. The Chief Executive Officer of the Corporation shall in general supervise and control all of the business affairs of the Corporation, subject to the direction of the Board of Directors. The Chief Executive Officer may execute, in the name and on behalf of the Corporation, any deeds, mortgages, bonds, contracts or other instruments which the Board of Directors or a committee thereof has authorized to be executed, except in cases where the execution shall have been expressly delegated by the Board of Directors or a committee thereof to some other officer or agent of the Corporation.

                  Section 3.5 Secretary. In addition to such other duties, if any, as may be assigned to the Secretary by the Board of Directors, the Chairman of the Board, if any, or the President, the Secretary shall (i) keep the minutes of proceedings of the stockholders, the Board of Directors and any committee of the Board of Directors in one or more books provided for that purpose; (ii) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (iii) be the custodian of the records and seal of the Corporation; (iv) affix or cause to be affixed the seal of the Corporation or a facsimile thereof, and attest the seal by his or her signature, to all certificates for shares of stock of the Corporation and to all other documents the execution of which under seal is authorized by the Board of Directors; and
(v) unless such duties have been delegated by the Board of Directors to a transfer agent of the Corporation, keep or cause to be kept a register of the name and address of each stockholder, as the same shall be furnished to the Secretary by such stockholder, and have general charge of the stock transfer records of the Corporation.

                                   ARTICLE IV

                        Stock Certificates and Transfers


                  Section 4.1 Certificate. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board, if any, or the President or a Vice President, and by the Secretary or an Assistant Secretary, of the Corporation, certifying the number of shares owned by such stockholder in the Corporation. Any or all of the signatures on the certificate may be facsimile, stamp or other imprint. In case any officer, transfer agent, or registrar who has signed or whose facsimile, stamp or other imprint signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such officer, transfer agent, or registrar continued to be such at the date of issue.

                  Section 4.2 Lost, Stolen or Destroyed Certificates; Issuance of New Certificates. The Corporation may issue a new certificate for stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such stockholder's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

                  Section 4.3 Transfers of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for stock of the Corporation duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer or, if the relevant stock certificate is claimed to have been lost, stolen or destroyed, upon compliance with the provisions of Section 4.2 of these Bylaws, and upon payment of applicable taxes with respect to such transfer, and in compliance with any restrictions on transfer applicable to such stock certificate or the shares represented thereby of which the Corporation shall have notice and subject to such rules and regulations as the Board of Directors may from time to time deem advisable concerning the transfer and registration of stock certificates, the Corporation shall issue a new certificate or certificates for such stock to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Transfers of stock shall be made only on the books of the Corporation by the registered holder thereof or by such holder's attorney or successor duly authorized as evidenced by documents filed with the Secretary or transfer agent of the Corporation. Whenever any transfer of stock shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of transfer if, when the certificate or certificates representing such stock are presented to the Corporation for transfer, both the transferor and transferee request the Corporation to do so.

                  Section 4.4 Stockholders of Record. The Corporation shall be entitled to treat the holder of record of any stock of the Corporation as the holder thereof and shall not be bound to recognize any equitable or other claim to or interest in such stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by the laws of the State of Delaware.

                                    ARTICLE V

                                     Notices


                  Section 5.1 Manner of Notice. (a) Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, whenever notice is required to be given to any stockholder, director or member of any committee of the Board of Directors, such notice may be given by (i) personal delivery, (ii) depositing it, in a sealed envelope, in the United States mails, first class, postage prepaid, addressed, (iii) delivering to a company for overnight or second day mail or delivery, (iv) delivering it to a telegraph company, charges prepaid, for transmission, or by transmitting it via telecopier, or (v) any other reliable means permitted by applicable law (including, subject to Section 5.1(b), electronic transmission) to such stockholder, director or member, either at the address of such stockholder, director or member as it appears on the records of the Corporation or, in the case of such a director or member, at his or her business address; and such notice shall be deemed to be given at the time when it is thus personally delivered, deposited, delivered or transmitted, as the case may be. Such requirement for notice shall also be deemed satisfied, except in the case of stockholder meetings, if actual notice is received orally or by other writing by the person entitled thereto as far in advance of the event with respect to which notice is being given as the minimum notice period required by law or these Bylaws.

                  (b) Without limiting the foregoing, any notice to stockholders given by the Corporation pursuant to these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation and shall also be deemed revoked if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the Secretary of the Corporation, the transfer agent or other person responsible for the giving of notice; provided, however, that the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Notice given by a form of electronic transmission in accordance with these Bylaws shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network, together with separate notice to the stockholder of such specific posting, upon the later of such posting and the giving of such separate notice; and (iv) if by another form of electronic transmission, when directed to the stockholder.

                  Section 5.2       Dispensation with Notice.

                  (a) Whenever notice is required to be given by law, the Certificate of Incorporation or these Bylaws to any stockholder to whom (i) notice of two consecutive annual meetings of stockholders, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities of the Corporation during a 12-month period, have been mailed addressed to such stockholder at the address of such stockholder as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such stockholder shall not be required. Any action or meeting which shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given. If any such stockholder shall deliver to the Corporation a written notice setting forth the then current address of such stockholder, the requirement that notice be given to such stockholder shall be reinstated.

                  (b) Whenever notice is required to be given by law, the Certificate of Incorporation or these Bylaws to any person with whom communication is unlawful, the giving of such notice to such person shall not be required, and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.

                  Section 5.3 Waiver of Notice. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee or directors need be specified in any written waiver of notice.

                                   ARTICLE VI

                                 Indemnification


                  Section 6.1 Right to Indemnification.

                  (a) The Corporation shall indemnify and hold harmless, to the fullest extent permitted by law as in effect on the date of adoption of these Bylaws or as it may thereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture or other enterprise, against any and all liability and loss (including judgments, fines, penalties and amounts paid in settlement) suffered or incurred and expenses reasonably incurred by such person; provided that any standard of conduct applicable to whether a director or officer may be indemnified shall be equally applicable to an employee or agent under this
Article VI. The Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

                  (b) For purposes of this Article VI: (i) any reference to "other enterprise" shall include all plans, programs, policies, agreements, contracts and payroll practices and related trusts for the benefit of or relating to employees of the Corporation and its related entities ("employee benefit plans"); (ii) any reference to "fines", "penalties", "liability" and "expenses" shall include any excise taxes, penalties, claims, liabilities and reasonable expenses (including reasonable legal fees and related expenses) assessed against or incurred by a person with respect to any employee benefit plan; (iii) any reference to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation or trustee or administrator of any employee benefit plan which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, beneficiaries, fiduciaries, administrators and service providers; (iv) any reference to serving at the request of the Corporation as a director, officer, employee or agent of a partnership or trust shall include service as a partner or trustee; and (v) a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" for purposes of this Article VI.

                  Section 6.2 Prepayment of Expenses. The Corporation shall pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this Article VI or otherwise.

                  Section 6.3 Claims. If a claim for indemnification or payment of expenses under this Article VI is not paid in full within 60 days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

                  Section 6.4 Non-Exclusivity of Rights. The rights conferred on any person by this Article VI shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

                  Section 6.5 Other Indemnification. The Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee, partner or agent of another corporation, partnership, joint venture or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture or other enterprise.

                  Section 6.6 Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article VI shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

                                   ARTICLE VII

                                     General


                  Section 7.1 Fiscal year. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

                  Section 7.2 Seal. The corporate seal, if any, shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

                  Section 7.3 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, electronic format or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

                  Section 7.4 Definitions. (a) For purposes of these Bylaws, "electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

                  (b) For purposes of these Bylaws, "public disclosure" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service, or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to
Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended.

                  Section 7.5 Amendment of Bylaws. These Bylaws may be altered or repealed, and new Bylaws made, by the majority vote of the whole Board of Directors, but the stockholders may make additional Bylaws and may alter and repeal any Bylaws whether adopted by them or otherwise by the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the outstanding voting power of the Corporation's capital stock entitled to vote thereon, voting together as a single class.

                                    EXHIBIT D

                                   CHAPTER 92A
                        MERGERS AND EXCHANGES OF INTEREST

                           RIGHTS OF DISSENTING OWNERS

NRS          92A.300        Definitions. As used in NRS 92A.300 to
                            92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

NRS          92A.305        "Beneficial stockholder" defined.
                            "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS          92A.310        "Corporate action" defined.  "Corporate action"
                            means the action of a domestic corporation.

NRS          92A.315        "Dissenter" defined. "Dissenter" means a
                            stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.410 to 92A.480, inclusive.

NRS          92A.320        "Fair value" defined. "Fair value," with
                            respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

NRS          92A.325       "Stockholder" defined.  "Stockholder" means a
                            stockholder of record or a beneficial stockholder of a domestic corporation.

NRS          92A.330        "Stockholder of record" defined.
                            "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

NRS          92A.335        "Subject corporation" defined. "Subject
                            corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS          92A.340        Computation of interest. Interest payable pursuant
                            to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

NRS          92A.350        Rights of dissenting partner of domestic limited
                            partnership . A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

NRS          92A.360        Rights of dissenting member of domestic
                            limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

NRS          92A.370        Rights of dissenting member of domestic nonprofit
                            corporation.

                                              1. Except as otherwise provided in
                            subsection 2 and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

                                              2. Unless otherwise provided in
                            its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS          92A.380        Right of stockholder to dissent from certain
                            corporate actions and to obtain payment for shares.

                                          1. Except as otherwise provided in NRS
                            92A.370 to 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

                                               (a) Consummation of a plan of
                                     merger to which the domestic corporation is a party:

                                                     (1) If approval by the
                                          stockholders is required for the
                                          merger by NRS 92A.120 to 92A.160,
                                          inclusive, or the articles of
                                          incorporation and he is entitled to
                                          vote on the merger; or

                                                     (2) If the domestic
                                          corporation is a subsidiary and is
                                          merged with its parent under NRS
                                          92A.180.

                                               (b) Consummation of a plan of
                                     exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

                                               (c) Any corporate action taken
                                     pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

                                          2. A stockholder who is entitled to
                            dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

NRS          92A.390        Limitations on right of dissent: Stockholders of
                            certain classes or series; action of stockholders not required for plan of merger.

                                          1. There is no right of dissent with
                            respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

                                               (a) The articles of incorporation
                                     of the corporation issuing the shares
                                     provide otherwise; or

                                               (b) The holders of the class or
                                     series are required under the plan of
                                     merger or exchange to accept for the shares anything except:

                                                     (1) Cash, owner's interests
                                          and cash in lieu of fractional owner's
                                          interests of:

                                                           (I) The surviving or
                                              acquiring entity; or

                                                           (II) Any other entity
                                              which, at the effective date of
                                              the plan of merger or exchange,
                                              were either listed on a national
                                              securities exchange, included in
                                              the national market system by the
                                              National Association of Securities
                                              Dealers, Inc., or held of record
                                              by at least 2,000 holders of
                                              owner's interests of record; or

                                                     (2) A combination of cash
                                          and owner's interests of the kind
                                          described in sub-subparagraphs (I) and
                                          (II) of subparagraph (1) of paragraph
                                          (b).

                                          2. There is no right of dissent for
                            any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

NRS          92A.400        Limitations on right of dissent: Assertion
                            as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

                                          1. stockholder of record may assert
                            dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

                                          2. A beneficial stockholder may assert
                            dissenter's rights as to shares held on his behalf only if:

                                               (a) He submits to the subject
                                     corporation the written consent of the
                                     stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

                                               (b) He does so with respect to
                                     all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

NRS          92A.410        Notification of stockholders regarding right of
                            dissent.

                                          1. If a proposed corporate action
                            creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

                                          2. If the corporate action creating
                            dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

NRS          92A.420        Prerequisites to demand for payment for shares.

                                          1. If a proposed corporate action
                            creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

                                               (a) Must deliver to the subject
                                     corporation, before the vote is taken,
                                     written notice of his intent to demand
                                     payment for his shares if the proposed
                                     action is effectuated; and

                                               (b) Must not vote his shares in
                                     favor of the proposed action.

                                          2. A stockholder who does not satisfy
                            the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

NRS           92A.430       Dissenter's notice:  Delivery to stockholders
                            entitled to assert rights; contents.

                                          1. If a proposed corporate action
                            creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

                                          2. The dissenter's notice must be sent
                            no later than 10 days after the effectuation of the corporate action, and must:

                                               (a) State where the demand for
                                     payment must be sent and where and when
                                     certificates, if any, for shares must be deposited;

                                               (b) Inform the holders of shares
                                     not represented by certificates to what
                                     extent the transfer of the shares will be restricted after the demand for payment is received;

                                               (c) Supply a form for demanding
                                     payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

                                               (d) Set a date by which the
                                     subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

                                               (e) Be accompanied by a copy of
                                     NRS 92A.300 to 92A.500, inclusive.


NRS           92A.440       Demand for payment and deposit of certificates;
                            retention of rights of stockholder.

                                          1. A stockholder to whom a dissenter's
                            notice is sent must:

                                               (a) Demand payment;

                                               (b) Certify whether he acquired
                                     beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

                                               (c) Deposit his certificates, if
                                     any, in accordance with the terms of the notice.

                                          2. The stockholder who demands payment
                            and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

                                          3. The stockholder who does not demand
                            payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

NRS           92A.450       Uncertificated shares: Authority to restrict
                            transfer after demand for payment; retention of rights of stockholder.

                                          1. The subject corporation may
                            restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

                                          2. The person for whom dissenter's
                            rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

NRS           92A.460       Payment for shares: General requirements.

                                          1. Except as otherwise provided in NRS
                            92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

                                               (a) Of the county where the
                                     corporation's registered office is located;
                                     or

                                               (b) At the election of any
                                     dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

                                               2. The payment must be
                            accompanied by:

                                               (a) The subject corporation's
                                     balance sheet as of the end of a fiscal
                                     year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

                                               (b) A statement of the subject
                                     corporation's estimate of the fair value of the shares;

                                               (c) An explanation of how the
                                     interest was calculated;

                                               (d) A statement of the
                                     dissenter's rights to demand payment under NRS 92A.480; and

                                               (e) A copy of NRS 92A.300 to
                                     92A.500, inclusive.

NRS           92A.470       Payment for shares:  Shares acquired on or after
                            date of dissenter's notice.

                                          1. A subject corporation may elect to
                            withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

                                          2. To the extent the subject
                            corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

NRS           92A.480       Dissenter's estimate of fair value: Notification of
                            subject corporation; demand for payment of estimate.

                                          1. A dissenter may notify the subject
                            corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

                                          2. A dissenter waives his right to
                            demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

NRS           92A.490       Legal proceeding to determine fair value:  Duties
                            of subject corporation; powers of court; rights of dissenter.

                                          1. If a demand for payment remains
                            unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

                                          2. A subject corporation shall
                            commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

                                          3. The subject corporation shall make
                            all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

                                          4. The jurisdiction of the court in
                            which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

                                          5. Each dissenter who is made a party
                            to the proceeding is entitled to a judgment:

                                               (a) For the amount, if any, by
                                     which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

                                               (b) For the fair value, plus
                                     accrued interest, of his after-acquired
                                     shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS           92A.500       Legal proceeding to determine fair value: Assessment
                            of costs and fees.

                                          1. The court in a proceeding to
                            determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

                                          2. The court may also assess the fees
                            and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

                                               (a) Against the subject
                                     corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

                                               (b) Against either the subject
                                     corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

                                          3. If the court finds that the
                            services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

                                          4. In a proceeding commenced pursuant
                            to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

                                          5. This section does not preclude any
                            party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

                                                                       EXHIBIT E

                         DISSENTER'S DEMAND FOR PAYMENT

TO:      Patron Holdings, Inc.
         311 Belle Foret Drive, Suite 150
         Lake Bluff, Illinois 60044
         Attn:  Corporate Secretary

                  THE UNDERSIGNED, being the beneficial owner of _____ shares of common stock of Patron Holdings, Inc. ("PAHG"), hereby dissents to the merger of PAHG into its Delaware subsidiary Patron Systems, Inc. and hereby exercises dissenter's rights pursuant to Section 92A.300 to 92A.500 of the Nevada General Corporation Law. Demand is hereby made for fair market value of the shares described above. Enclosed herewith is Stock Certificate No. ____ representing beneficial ownership of _________ shares of common stock of PAHG, to be deposited with PAHG pursuant to the requirements of Nevada law.

                  The undersigned hereby certifies that he or she acquired beneficial ownership of these shares before October 23, 2002.

Dated:
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                                         Print Name:
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